Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Mobility Network General Agreement

No. 20131116.001.C

Between

Goodman Networks, Inc.

And

AT&T Mobility LLC

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Mobility Network General Agreement

1.0 Preamble	6
1.1 Preamble	6
1.2 Scope of Agreement	6
1.3 Term of Agreement	6
2.0 Definitions	7
2.1 Acceptance	7
2.2 Acceptance Date	7
2.3 Affiliate	7
2.4 Agreement	7
2.5 Base Driver or Driver	7
2.6 Customer Information	7
2.7 Deliverable	8
2.8 Delivery Date or Completion Date	8
2.9 Delivery or Completion	8
2.10 Documentation	8
2.11 Information	9
2.12 Intellectual Property Rights	9
2.13 Laws	9
2.14 Material	9
2.15 Non-Service Affecting Defect	9
2.16 OEM	9
2.17 Order	10
2.18 Project Quote (formerly OOM)	10
2.19 Project Site or Site	10
2.20 Service Affecting Defect	10
2.21 Service(s)	10
2.22 Special Projects	10
2.23 Special Terms and Conditions	10
2.24 Specifications	11
2.25 Subcontractor	11
2.26 Suspend a Site, Suspend or Suspension	11
2.27 Work	11
2.28 Work Authorization (WA)	11
2.29 Writing or Written	11
3.0 General Terms	12
3.1 Affiliate	12
3.2 Amendments and Waivers	12

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Mobility Network General Agreement

3.3 Anticipated Delays in Delivery and Performance	12
3.4 Anticorruption Laws	13
3.5 Assignment and Delegation	13
3.6 Compliance with Laws	14
3.7 Conflict of Interest	14
3.8 Construction and Interpretation	15
3.9 Cumulative Remedies	15
3.10 Delivery, Performance and Acceptance	15
3.11 Drivers	17
3.12 Entire Agreement	17
3.13 Force Majeure	17
3.14 Government Contract Provisions	18
3.15 Governing Law	20
3.16 Indemnity	20
3.17 Information	22
3.18 Infringement	25
3.19 Insurance	30
3.20 Invoicing and Payment	33
3.21 Labor Disputes	34
3.22 Licenses and Patents	34
3.23 Limitation of Damages	34
3.24 Material and Services Furnished by Contractor and AT&T	34
3.25 Most Favored Customer	35
3.26 Non-Exclusive Market	35
3.27 Notices	35
3.28 Offshore Work Prohibited	36
3.29 Order of Precedence	36
3.30 Orders	37
3.31 Ownership of Paid-For Development, Use and Reservation of Rights	37
3.32 Publicity	39
3.33 Records and Audits	40
3.34 Reporting Defects	42
3.35 Severability	43
3.36 Supplier Citizenship and Sustainability	43
3.37 Survival of Obligations	43
3.38 Taxes	44
3.39 Termination and Suspension	46

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Mobility Network General Agreement

3.40 Third Party Administrative Services	48
3.41 Third Party Beneficiaries	48
3.42 Title and Risk	49
3.43 Title To Material Furnished by AT&T	49
3.44 Transaction Costs	50
3.45 Utilization of, Minority, Women, and Disabled Veteran Owned Business Enterprises	50
3.46 Warranty	51
3.47 Work Authorizations	53
3.48 Work Done By Others	53
4.0 Special Terms	53
4.1 Access	53
4.2 AT&T Contractor Information Security Requirements (CISR)	54
4.3 Background Checks	55
4.4 Clean Up	56
4.5 Contractor`s Audited Financial Statements	56
4.6 Contractor's Information	57
4.7 Contractor Personnel Information	57
4.8 Contractor's Use of Landlord or Customer Lines/Phone Service	57
4.9 Damage to Property	57
4.10 Electronic Data Interchange (EDI)	58
4.11 Emergency Work	59
4.12 Hazardous Material and Regulated Substances	59
4.13 Identification of Contractor`s Personnel and Equipment	62
4.14 Independent Contractor	62
4.15 Inspection of Material	63
4.16 Inspection of Work	63
4.17 Notification of Injury or Damage	63
4.18 Previous Services for AT&T	64
4.19 Protection of Property	64
4.20 Releases Void	64
4.21 Right to Complete Work	64
4.22 Safety Management	65
4.23 Subcontractors	65
4.24 Technical Support	66
4.25 Testimony	66
5.0 Execution of Agreement	66
5.1 Transmission of Original Signatures and Executing Multiple Counterparts	66

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Mobility Network General Agreement

Appendices	68
Appendix G - Prime Contractor MBE/WBE/DVBE Participation Plan	68
Appendix H - MBE/WBE/DVBE Results Report	72
Appendix M - AT&T Contractor Information Security Requirements (CISR) - v5.1, Sept. 2012)	73

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

1.0 Preamble

1.1 Preamble

This Agreement is between Goodman Networks, Inc., a Texas corporation (hereinafter referred to as “Contractor”), and AT&T Mobility LLC, a Delaware limited liability company (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

1.2 Scope of Agreement

Subject to the terms and conditions of this Agreement, Contractor shall provide to AT&T the Material and Services described in subordinate agreements between the Parties pursuant to and in conformance with Orders submitted by AT&T.  The applicable price for the Material and Services will be as agreed to in such subordinate agreements or Orders.  Contractor agrees that the Material and Services shall strictly conform to the Specifications contained in such subordinate agreements or Orders.  Before any Orders may be submitted by AT&T, the Parties must enter into such a subordinate agreement containing the applicable descriptions, prices and Specifications for the Material and Services to be ordered by AT&T.  As more fully set forth in Section 3.12 below titled “Entire Agreement”, Orders issued hereafter by AT&T to Contractor for site acquisition Services shall be governed by the provisions of this Agreement, together with Site Acquisition Subordinate Agreement No. 20131116.001.C.001, and Orders for construction Services shall continue to be governed by Agreement No. 20110823.066.C and any applicable subordinate agreement thereunder.

1.3 Term of Agreement

a.

After all Parties have signed, this Agreement shall be effective on the last date signed by a Party (“Effective Date”) and, unless terminated as provided in this Agreement, shall remain in effect for a term expiring on August 31, 2016 (the “Initial Term”).

b.

After the Initial Term, AT&T shall have the option to extend the term for additional periods of up to twelve (12) months each by giving Contractor written notice at least forty-five (45) days prior to the expiration of the Initial Term or any extended Term.  The termination or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not been terminated.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

2.0 Definitions

2.1 Acceptance

“Accept” or “Acceptance” means AT&T’s acceptance of the Material and Services ordered by AT&T and provided by Contractor, as specified in Section, Delivery, Performance and Acceptance.  AT&T’s Acceptance shall occur no earlier than Contractor’s Delivery of Material and Services in strict compliance with the Specifications, Requirements and General Notes.

2.2 Acceptance Date

“Acceptance Date” means sixty (60) days after the Work is completed, unless AT&T rejects the Work before the end of the sixty (60) day period.  “Work” is defined below.

2.3 Affiliate

“Affiliate” means a business association that has legal capacity to contract on its own behalf, to sue in its own name, and to be sued, if and only if either (a) such business association owns, directly or indirectly, a majority interest in AT&T (its “parent company”), (b) a thirty percent (30%) or greater interest in such business association is owned, either directly or indirectly, by AT&T or its parent company, or (c) such business association is any of those certain rural local telephone companies that are parties to that certain Joint Operating Agreement dated as of September 28, 2000, pursuant to which AT&T Mobility LLC and such telephone companies jointly conduct their respective wireless operations within MTA 006.

2.4 Agreement

“Agreement” means the written agreement between the Parties as set forth in this document and the attached appendices and shall include the terms of such other documents as are incorporated by express reference in this document and the attached appendices.

2.5 Base Driver or Driver

“Base Driver” or “Driver” is a pre-defined unit of Services. All activities will be assigned on the basis of Drivers with pre-negotiated pricing.  Associated inclusions and exclusions of the Drivers are identified in the applicable subordinate agreement.

2.6 Customer Information

“Customer Information” includes, but is not limited to, customer name, address, phone number, any customer or employee personal information, credit card and credit related information, health

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

or financial information, authentication credentials, information concerning a customer’s calling patterns, unlisted customer numbers, any other information associated with a customer or with persons in the household of a customer, and any information available to AT&T and/or its suppliers by virtue of AT&T’s relationship with its customers as a provider of telecommunications, Internet, information or other services, including the quantity, technical configuration, location, type, destination, and amount of use of telecommunications or other services subscribed to, and information contained on the telephone bills of AT&T’s customers pertaining to telephone exchange service, telephone toll service or other services received by a customer of AT&T.

2.7 Deliverable

“Deliverable” means any and all deliverables set forth in this Agreement or a subordinate agreement, Order or statement of work, which are to be provided by Contractor to AT&T pursuant to an Order or statement of work. Deliverables include, but are not limited to, any reports, data, designs, plans, specifications, models, prototypes, performance requirements and/or Documentation delivered pursuant to this Agreement.

2.8 Delivery Date or Completion Date

“Delivery Date” or “Completion Date” means the date on which the Parties agree Contractor is scheduled in this Agreement or an applicable subordinate agreement or Order to complete its Delivery of Material and Completion of Services, as applicable.

2.9 Delivery or Completion

“Delivery” or “Completion” means Contractor’s obligation to provide Material and Services that strictly conform to the Specifications, Requirements and General Notes.  Contractor completes Delivery of Material or Completion of Services: (i) upon AT&T’s possession of the Material if Contractor is not required to provide additional Services, such as installation, (ii) upon completing such additional Services, if Contractor is required to provide such Services in connection with providing Material, or (iii) for Services, upon completing the provision of Services.  Notwithstanding the above, Delivery and Completion shall not be deemed to have occurred until Contractor causes the Material and Services to strictly conform to the Specifications, Requirements and General Notes.

2.10 Documentation

“Documentation” means all documentation including user instructions, training materials and, if applicable, the source code for Software.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

2.11 Information

“Information”, with respect to a Party, means all confidential, proprietary or trade secret information, including discoveries, ideas, concepts, know-how, techniques, processes, procedures, designs, specifications, strategic information, proposals, requests for proposals, proposed products, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, marketing plans, Customer Information (including Internet activities, history, and/or patterns of use), employee personal information, health or financial information, authentication credentials, and other technical, financial or business information, whether disclosed in writing, orally, or visually, in tangible or intangible form, including in electronic mail or by other electronic communication.

2.12 Intellectual Property Rights

“Intellectual Property Rights” means all patents (including all reissues, divisions, continuations, and extensions thereof) and patent applications, trade names, trademarks, service marks, logos, trade dress, copyrights, trade secrets, mask works, rights in technology, know-how, rights in content (including performance and synchronization rights), or other intellectual property rights that are in each case protected under the Laws of any governmental authority having jurisdiction.

2.13 Laws

“Laws” includes all statutes, ordinances, regulations, orders, administrative rules and codes of any jurisdiction applicable to this Agreement.

2.14 Material

“Material” means a unit of equipment, apparatus, components, tools, supplies, material, structures, "as built" drawings, or documentation, including third party Material provided or furnished by Contractor, used in connection with the Services provided hereunder. Material shall be deemed to include any replacement parts.

2.15 Non-Service Affecting Defect

“Non-Service Affecting Defect” means any incorrect or incomplete Deliverable that does not create a safety hazard, does not prevent the Site from operating as designed and does not prevent subsequent work required for “on-air” operation from taking place.

2.16 OEM

“OEM” means original equipment manufacturer.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

2.17 Order

“Order” means such paper or electronic records (a) as AT&T may send to Contractor for the purpose of ordering Material and Services hereunder, or (b) as the Parties may execute for the purpose of ordering Material and Services hereunder.

2.18 Project Quote (formerly OOM)

“Project Quote” (formerly “OOM”) means Contractor’s professional and informed written proposal to identify all costs that will be incurred to complete the Work for a proposed Project.

2.19 Project Site or Site

“Project Site” or “Site” means the physical location where Work is to be delivered.

2.20 Service Affecting Defect

“Service Affecting Defect” means any incorrect or incomplete Deliverable that, if not corrected or completed, may be a safety hazard to persons having access to the Site, will inhibit proper operation of the Site, or prevents subsequent work required for “on-air” operation from taking place.

2.21 Service(s)

“Services” means any labor or service provided in connection with this Agreement or any subordinate agreement or Order, including any Documentation or material provided in connection with the Services that is not otherwise Material as defined herein.

2.22 Special Projects

“Special Projects” means venue (e.g. stadiums, concert halls) Sites, distributed antennae system projects, cell on wheel deployments, tower lighting, and any other special work or projects that, in the sole discretion of AT&T, are not adequately scoped by existing Drivers.

2.23 Special Terms and Conditions

“Special Terms and Conditions” means written terms and conditions that are (a) different from or additional to the terms and conditions set forth in this Agreement or an applicable subordinate agreement, (b) specially negotiated by the Parties in reference to an Order, (c) expressed in an Order or incorporated by reference to a document attached to an Order, such as a scope of work or statement of work, and (d) executed by both Parties.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

2.24 Specifications

“Specifications” means (i) Contractor’s applicable specifications, requirements and descriptions, including any warranty statements, and (ii) AT&T’s specifications, applicable Original Equipment Manufacturer (“OEM”) specifications, applicable AT&T standard documents, requirements and descriptions specified in, or attached to, this Agreement or an applicable subordinate agreement or Order, or otherwise agreed to in writing between the Parties, which shall control over any inconsistency with Contractor’s specifications, requirements and descriptions.

2.25 Subcontractor

“Subcontractor” or “subcontractor” means any person or entity (including an agent) supplying labor or materials to perform any or all of Contractor’s obligations under this Agreement, including any person or entity at any tier of subcontractors, and shall not be limited to those persons or entities with a direct relationship with Contractor.

2.26 Suspend a Site, Suspend or Suspension

“Suspend a Site”, “Suspend” or “Suspension” means Contractor shall stop work on a Site and not incur additional costs against the Site, the Order is left in place but the Completion Date is Suspended until AT&T notifies Contractor to resume work or AT&T terminates the Order.

2.27 Work

“Work” means all or any portion, as the case may be, of the Material and Services that Contractor is supplying pursuant to this Agreement.

2.28 Work Authorization (WA)

“Work Authorization” or “WA” means a type of driver identifying Work to be performed by Contractor where the Work and/or Material required for the completion of the Order is not included in the current list of Base Drivers.

2.29 Writing or Written

“Writing” or “Written” (whether or not capitalized) means a tangible document with an original signature or an electronic transmission of data pursuant to the Electronic Data Interchange ("EDI") Section of this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

3.0 General Terms

3.1 Affiliate

An Affiliate may transact business under this Agreement and place Orders with Contractor that incorporate the terms and conditions of this Agreement.  References to “AT&T” herein are deemed to refer to an Affiliate when an Affiliate places an Order with Contractor under this Agreement, or when AT&T places an Order on behalf of an Affiliate, or when an Affiliate otherwise transacts business with Contractor under this Agreement.  An Affiliate is solely responsible for its own obligations, including all charges incurred in connection with such an Order or transaction.  Nothing in this Agreement is to be construed to require AT&T to indemnify Contractor, or otherwise assume responsibility, for any acts or omissions of an Affiliate, nor is anything in this Agreement to be construed to require any Affiliate to indemnify Contractor, or to otherwise assume any responsibility, for the acts or omissions of AT&T or any other Affiliate.

3.2 Amendments and Waivers

a.

The Parties may not amend this Agreement or an Order except by a written agreement of the Parties that identifies itself as an amendment to this Agreement or such Order and is signed by both Parties, or as otherwise expressly provided below in this Section.  No waiver of any right or condition is effective unless given in writing and signed by the Party waiving such right or condition.  No delay or omission by either Party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach, condition or covenant shall not be construed to be a waiver of any succeeding breach or condition or of any other covenant.  All waivers must be in writing and signed by the Party waiving its rights.

b.

AT&T’s project manager may, at any time, make changes to the scope of Work, which shall be confirmed in writing, and Contractor shall not unreasonably withhold or condition its consent.  An equitable adjustment shall be made to the charges if such change to the scope substantially affects the time of performance or the cost of the Work to be performed under this Agreement.  Such cost adjustment shall be made on the basis of the actual cost of the Work, unless otherwise agreed in writing.

3.3 Anticipated Delays in Delivery and Performance

If Contractor becomes aware of any event or circumstance that causes Contractor to anticipate a reasonably certain delay in its performance of its obligations beyond the Delivery Date scheduled in the Order, Contractor shall immediately notify AT&T of the event or circumstance and the length of the anticipated delay.  If the events or circumstances causing the anticipated delay are not

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

attributable to any failure of AT&T, then AT&T may terminate the Order without liability to Contractor after receipt of such notification.  If the events or circumstances may be attributable to the fault of AT&T, to any extent, and the notice required by this Section fails to so attribute them, or if Contractor fails to give such notice, then such failure bars any claim or defense of Contractor based on the fault of AT&T.  If for any reason AT&T does not terminate such Order after receipt of a notice under this Section, then AT&T and Contractor shall negotiate in good faith to modify the Order so as to extend the Delivery Date.  If the Parties fail to reach agreement on an extended Delivery Date after negotiating for a reasonable time, or if Contractor fails to meet an extended Delivery Date, AT&T may terminate the Order without liability

3.4 Anticorruption Laws

Contractor hereby represents and warrants that the employees, temporary workers, agents, consultants, partners, officers, directors, members or representatives of Contractor and its Subcontractors, if any, performing Services or other activities under this Agreement (each and any of the foregoing individuals, for the purpose of this Section, a “Contractor Representative”) shall comply with the US Foreign Corrupt Practices Act and all applicable anticorruption laws (including commercial bribery laws).  Contractor Representatives shall not directly or indirectly pay, offer, give, promise to pay or authorize the payment of any portion of the compensation received in connection with this Agreement or any other monies or other things of value in connection with its performance to a Government Official, as such term is defined below, to obtain or retain business or secure any improper advantage nor shall it permit such actions by a third party in connection with this Agreement. For purposes of this Section, “Government Official” means: (i) an officer or employee of any government or any department, agency, or instrumentality thereof, including government-owned or government-controlled commercial entities; (ii) an officer or employee of a public international organization; (iii) any person acting in an official capacity for or on behalf of any government or department, agency, or instrumentality or public international organization; (iv) any political party or official thereof; (v) any candidate for political office; or (vi) any other person, individual or entity at the suggestion, request or direction or for the benefit of any of the above-described persons or entities.

3.5 Assignment and Delegation

Neither Party may assign, delegate, or otherwise transfer its rights or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, except as follows: Without securing the consent of Contractor, AT&T may assign its rights, or delegate its duties, or both, in whole or in part, to any present or future Affiliate of AT&T; to any lender providing financing to AT&T; or to any third party that assumes the operation of or otherwise acquires any

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

substantial portion of the business of AT&T affected by this Agreement or an Order; and Contractor may subcontract its performance subject to the Section herein entitled “Work Done by Others”.  Each Party may assign its right to receive money due hereunder, but any assignment of money will be void to the extent (i) the assignor fails to give the non- assigning Party at least thirty (30) days prior written notice, or (ii) the assignment purports to impose upon the non-assigning Party additional costs or obligations in addition to the payment of such money, or (iii) the assignment purports to preclude AT&T from dealing solely and directly with Contractor in all matters pertaining to this Agreement. Any assignment, delegation or transfer for which consent is required hereby and which is made without such consent given in writing will be void.

3.6 Compliance with Laws

Contractor shall comply with all Laws attendant upon Contractor’s performance under this Agreement and AT&T’s or its customers’ utilization of the Materials and/or Services. Contractor shall procure all approvals, bonds, certificates, insurance, inspections, licenses, and permits that such Laws require for the performance of this Agreement.  Contractor shall create and maintain any necessary records, provide any certificate, affidavit or other information or documentation requested or as otherwise required by AT&T: (a) to show compliance by Contractor and its Subcontractors with Laws; (b) necessary for AT&T to comply or otherwise establish AT&T’s compliance with Laws; or (c) to allow AT&T to timely respond to any complaints, filings, or other proceedings.

3.7 Conflict of Interest

Contractor represents and warrants that no officer, director, employee or agent of AT&T has been or will be employed, retained or paid a fee, or otherwise has received or will receive, any personal compensation or consideration, by or from Contractor or any of Contractor’s officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

Contractor shall not offer or give gratuities in the form of gifts, entertainment, concessions, or otherwise to AT&T or its employees or representative(s), or any person related by blood or marriage to such individuals for the express or implied purpose of obtaining an Order or contract or securing favorable treatment with respect to the awarding, amending, or administration of such Order or contract, or in the inspection or acceptance of the services to be performed thereunder.  Contractor shall not engage in any conduct which will constitute or appear to constitute a conflict of interest between Contractor’s responsibility to AT&T under this contract and Contractor’s responsibility to any person, business, or other entity with which Contractor may have had any dealings.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3.8 Construction and Interpretation

a.

This Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation.  Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of its provisions.  Accordingly, the drafting of this Agreement is not to be attributed to either Party.

b.

Article, Section and paragraph headings contained in this Agreement are for reference purposes only and are not to affect the meaning or interpretation of this Agreement. The word “include” in every form means to include without limitation by virtue of enumeration and a derivative of a defined term shall have the meaning appropriate to the context of its use. Whenever this Agreement refers to a consent or approval to be given by either Party, such consent or approval is effective only if given in writing and signed by the Party giving approval or consent. The use of singular words includes the plural and vice versa.

3.9 Cumulative Remedies

The rights and remedies of the Parties set forth in this Agreement are not exclusive of, but are cumulative to, any rights or remedies now or subsequently existing at law, in equity, by statute or otherwise, except in those cases where this Agreement or an Order specifies that a particular remedy is sole or exclusive, but neither Party may retain the benefit of inconsistent remedies.  No single or partial exercise of any right or remedy with respect to one breach of this Agreement or any Order precludes the simultaneous or subsequent exercise of any other right or remedy with respect to the same or a different breach.

3.10 Delivery, Performance and Acceptance

a.

Contractor acknowledges the competitive telecommunications marketplace in which AT&T operates and understands that AT&T’s business requires prompt Delivery of Material and provision of Services by the specified Delivery Dates. Therefore, the Parties agree that dates for Delivery of Material and Services are firm, time is of the essence, and Contractor will complete such Delivery in strict conformance with the Specifications.

b.

If Material or Services are not in strict compliance with the Specifications, AT&T shall so notify Contractor and provide Contractor an opportunity to cause such Material or Services to strictly comply with the Specifications. Notwithstanding AT&T’s Acceptance, AT&T retains the right to revoke Acceptance pursuant to Uniform Commercial Code Section 2-

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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608. In no event shall Acceptance be deemed to occur prior to the date Contractor completes its Delivery of Material or Completion of Services.
c.	Contractor shall respond and begin making required corrections or replacement within four (4) hours of:
i.	AT&T's notification, written or otherwise, to Contractor that the Material or Services do not strictly comply with the Specifications and that such non-compliance is a Service Affecting Defect; or
ii.	the date and time that Contractor becomes aware of a Service Affecting Defect if not notified by AT&T.
d.	Contractor shall respond and begin making required corrections or replacement within ***** (*****) hours of:
i.

AT&T's notification, written or otherwise, to Contractor that the Material or Services do not strictly comply with the Specifications, and that such non-compliance is a Non-Service Affecting Defect; or

ii.	the date and time that Contractor becomes aware of a Non-Service Affecting Defect if not notified by AT&T.
e.	Contractor shall diligently pursue the corrections required pursuant to subsections c and d above until completion.
f.

If Contractor fails to make any required corrections or replacements within ***** (*****) calendar days after being requested to do so by AT&T, then AT&T may perform the Work itself or have a third party perform the Work and, at AT&T's option, either (a) charge the cost for such corrections or replacements to Contractor, or (b) deduct the cost for such corrections or replacements from any amounts due Contractor for Material or Services.  AT&T shall have no obligation to Accept or pay for any Material or Services which it determines, in its sole discretion, does not conform to the Specifications established in this Agreement or an applicable subordinate agreement or Order.  If Material and Services that are found to be unsatisfactory to AT&T have not been corrected or replaced by Contractor within ***** (*****) calendar days from AT&T's written notice, then AT&T may, in addition to all other rights and remedies provided by law or this Agreement, terminate this Agreement and/or any affected Order without liability to Contractor.

g.	If AT&T advises Contractor of, or Contractor becomes aware of a landlord complaint, Contractor shall respond to the landlord complaint within ***** (*****) hours, shall

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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commence any required corrections promptly, and shall diligently pursue the same until completion.

3.11 Drivers

Each subordinate agreement hereunder shall contain a comprehensive list of Work functions thereunder, each defined with Work content inclusions and exclusions. Drivers shall serve as the preferred method for creating Project Quotes. Contractor agrees to use Drivers to create Project Quotes unless there are no Drivers to match the required work content for the Project, in which case Contractor shall use WA’s and fixed price bids to the extent necessary.

3.12 Entire Agreement

This Agreement constitutes the final, complete, and exclusive expression of the Parties’ agreement on the matters contained in this Agreement.  All prior written and oral negotiations and agreements, and all contemporaneous oral negotiations and agreements, between the Parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement, except for Agreement No. 20110823.066.C, any subordinate agreements executed thereunder and any Orders placed pursuant thereto.  Agreement No. 20110823.066.C is hereby terminated with respect to site acquisition Services (i.e., Services that extend to and including CASPR Milestone (MS) ***** – *****) but not with respect to construction Services (i.e., Services beyond MS*****).  Orders issued hereafter by AT&T to Contractor for site acquisition Services shall be governed by the provisions of this Agreement, together with Site Acquisition Subordinate Agreement No. 20131116.001.S.001, and Orders for construction Services shall continue to be governed by Agreement No. 20110823.066.C and any applicable subordinate agreement thereunder. The Parties do not intend that the provisions of this Agreement be explained, supplemented, or qualified through evidence of trade usage or any prior course of dealings or any course of performance under any prior agreement.  In entering into this Agreement, neither Party has relied upon any statement, estimate, forecast, projection, representation, warranty, action or agreement of the other Party except for those expressly contained in this Agreement.  There are no conditions precedent to the effectiveness of this Agreement other than any expressly stated in this Agreement.

3.13 Force Majeure

a.	A Party is excused from performing its obligations under this Agreement or any Order if, to the extent that, and for so long as:
i.	such Party’s performance is prevented or delayed by an act or event (other than economic hardship, changes in market conditions, insufficiency of funds, or

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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unavailability of equipment and supplies) that is beyond its reasonable control and could not have been prevented or avoided by its exercise of due diligence; and
ii.	such Party gives written notice to the other Party, as soon as practicable under the circumstances, of the act or event that so prevents such Party from performing its obligations.
b.

By way of illustration, and not limitation, acts or events that may prevent or delay performance (as contemplated by this Section) include: acts of God or the public enemy, acts of civil or military authority, terrorists acts, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, and extreme weather events.

c.	If Contractor is the Party whose performance is prevented or delayed, AT&T may elect to:
i.	Terminate this Agreement and the affected Order, in whole or in part, without any liability to Contractor, or
ii.

suspend this Agreement and the affected Order or any part thereof for the duration of the delay; and (at AT&T’s option) obtain Work elsewhere and deduct from any commitment under this Agreement or such Order the quantity of the Work obtained elsewhere or for which commitments have been made elsewhere; and resume performance under this Agreement or such Order when Contractor resumes its performance; and (at AT&T’s option) extend any affected Delivery Date or performance date up to the length of time Contractor’s performance was delayed or prevented.  If AT&T does not give any written notice within thirty (30) days after receiving notice under this Section that Contractor’s performance has been delayed or prevented, this option (ii) will be deemed to have been selected.

3.14 Government Contract Provisions

a.

To the extent that Contractor’s performance is subject to certain executive orders (including E.O. 11246 and E.O. 13201) and statutes (including Section 503 of the Rehabilitation Act of 1973, as amended; the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; Section 8116 of the Defense Appropriations Act for Fiscal Year 2010 (Pub. L. 111-118); and the Jobs for Veterans Act) pertaining to government contractors, Contractor shall:

1.	comply with such executive orders and statutes, and their implementing regulations, as amended from time to time; and
2.	fulfill the obligations of a contractor under the clauses incorporated by this Section.
b.	This Section incorporates the following statutes and rules:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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1.	“Affirmative Action For Workers With Disabilities” (at 48 CFR §52.222-36);
2.	“Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans” (at 48 CFR §52.222-37);
3.	“Equal Employment Opportunity” (at 48 CFR §52.222-26);
4.	“Equal Employment Opportunity Clause” (at 41 CFR §60-1.4(a));
5.	“Equal Opportunity For Special Disabled Veterans And Veterans of the Vietnam Era” (at 41 CFR §60-250.5);
6.	“Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans” (at 41 CFR §60- 300.5);
7.	“Equal Opportunity For Workers With Disabilities” (at 41 CFR §60-741.5);
8.	“Prohibition of Segregated Facilities” (at 48 CFR §52.222-21);
9.	“Small Business Subcontracting Plan” (at 48 CFR §52.219-9);
10.	“Utilization Of Small Business Concerns” (at 48 CFR §52.219-8);
11.	“Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009” (FAR 52.203-15);
12.	“American Recovery and Reinvestment Act - Reporting Requirements” (FAR 52.204- 11);
13.	“GAO/IG Access” (FAR 52.212-5(d) (Alt. II), FAR 52.214-26(c) (Alt. I), FAR 52.215-2(d) (Alt. I));
14.	“Davis-Bacon Act” (FAR 52.222-6);
15.	“Buy American Act” (FAR 52.225-21, FAR 52.225-22, FAR 52.225-23, & FAR 52.225-24);
16.	“Whistleblower Protections” (Pub. L. No. 111-5, Section 1553);
17.	“Award term—Reporting and registration requirements under section 1512 of the Recovery Act” (2 CFR §176.50);
18.	“GAO/IG Access” (Pub. L. No. 111-5, Section 902, 1514 and 1515);
19.	“Award term—Wage Rate Requirements under Section 1606 of the Recovery Act” (2 CFR §176.190); and

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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20.	“Buy American Requirements” (2 CFR §176.140, 2 CFR §176.150, 2 CFR §176.160, & 2 CFR §176.170).
c.

If an Order includes a statement that performance is intended for a government contract and incorporates additional government contracting provisions, Contractor shall also fulfill the obligations of a contractor or offeror under those additional provisions.

3.15 Governing Law

The laws of the State of Texas (excluding any laws that direct the application of another jurisdiction’s law) govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates, including its validity, interpretation, construction, performance, and enforcement.

3.16 Indemnity

a.

Except as otherwise provided in the Section entitled, Infringement, Contractor shall indemnify, hold harmless, and defend AT&T, its Affiliates, and their agents and employees, in accordance with this Section, against any Loss arising from or in connection with, or resulting from, the Materials or Services furnished by Contractor or Contractor’s acts or omissions with respect to this Agreement. Contractor’s duty to indemnify, hold harmless, and defend against Loss extends to Loss that may be caused or alleged to be caused in part, by the negligence of AT&T and other persons indemnified under this Agreement, to the fullest extent that such indemnification is permitted by applicable law.

b.

“Loss” includes any liability, loss, claim, demand, suit, cause of action, settlement payment, cost and expense, interest, award, judgment, damages (including punitive damages), diminution in value, liens, fines, fees, penalties, and Litigation Expense. “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including Attorney’s Fees, other professionals’ fees, and disbursements. “Attorney’s Fees” include a charge f or the service of in-house counsel at the market rate for independent counsel of similar experience.

c.

Without limiting the foregoing provisions of this section, Contractor also agrees to defend, indemnify, hold harmless and defend AT&T, its Affiliates and their agents and employees in the event that any federal, state or local governmental agency or any of Contractor’s current or former applicants, agents, employees or subcontractors, or

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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agents or employees of Contractor’s subcontractors assert claims arising out of the employment relationship with Contractor, or otherwise with respect to performance under this Agreement, including but not limited to claims, charges and actions arising under Title VII of the Civil Rights Act of 1964, as amended, The Equal Pay Act, the Age Discrimination in Employment Act, as amended, The Rehabilitation Act, the Americans with Disabilities Act, as amended, the Fair Labor Standards Act, the Family and Medical Leave Act, Workers’ Compensation law s, the Nation al Labor Relations Act and any other applicable federal, state or local Law s. Contractor’s du ties to indemnify, hold harmless and defend AT&T under this section include, but are not limited to, any liability, cause of action, lawsuit, penalty, claim or demand, administrative proceeding in which AT&T or its Affiliate is named as or alleged to be an “employer” or “joint employer” with the Contractor. The foregoing indemnity obligation shall be in addition to any other indemnity obligations of Contractor set forth in this Agreement.

d.

AT&T shall notify Contractor in writing, and with reasonable promptness, of any claim, demand, suit, cause of action or legal proceeding that may give rise to a claim against Contractor for defense.  If AT&T fails to give notice, Contractor is still obligated to indemnify, hold harmless and defend AT&T, except that Contractor is not liable for any Litigation Expense that AT&T incurs before the time when notice is given.

e.

At the request of AT&T, Contractor shall conduct AT&T’s defense (employing counsel reasonably acceptable to AT&T), at Contractor expense, against any claim, demand, suit or cause of action within the scope of paragraph (a) above. At its own option, AT&T may employ separate counsel, including in-house counsel, to conduct AT&T’s defense against such a claim.  AT&T and Contractor shall cooperate in the defense of any such claim.  Contractor may control the defense and settlement of such a claim, but if the settlement of a claim may have an adverse effect on AT&T, then Contractor shall not settle such claim without the consent of AT&T, and AT&T shall not unreasonably withhold or delay its consent.

f.

AT&T has no duty to indemnify, hold harmless or defend Contractor against Loss arising from or in connection with, resulting from, or relating to this Agreement or the performance of any Party to this Agreement.

g.

Contractor shall have no right of, nor shall Contractor bring, any claim or action for contribution, or subrogation against AT&T, its Affiliates, or their agents or employees, nor shall Contractor implead any of them in any action brought by another, based on

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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injury to the person or death arising out or relating to Contractor performance under this Agreement.  If, through any such action, Contractor ever acquires a lien on a judgment against AT&T, its Affiliates, or their agents or employees, then Contractor shall assign such lien to AT&T. Contractor waives any immunity from indemnification that Contractor may hold , by virtue of Contractor compliance with its Workers’ compensation obligations in any jurisdiction, even if such immunity arises under the constitution or statutes of such jurisdiction (such as, for example, Section 35, Article II, of the Ohio Constitution and Sections 4123.74 and 4123.741 of the Ohio Revised Code).

3.17 Information

a.

In connection with this Agreement, including Contractor’s performance of its obligations hereunder and AT&T’s receipt of Work, either Party may find it beneficial to disclose to the other Party (which may include permitting or enabling the other Party’s access to) certain of its Information. For the purpose of this clause, AT&T’s disclosure of Information to Contractor includes any Information that Contractor receives, observes, collects, handles, stores, or accesses, in any way, in connection with this Agreement. Information of a disclosing Party shall be deemed to be confidential or proprietary only if it is clearly marked or otherwise identified by the disclosing Party as being confidential or proprietary, provided that if it is orally or visually disclosed (including Information conveyed to an answering machine, voice mail box or similar medium), the disclosing Party shall designate it as confidential or proprietary at the time of such disclosure. Notwithstanding the foregoing, a disclosing Party shall not have any such obligation to so mark or identify, or to so designate, Information that the disclosing Party discloses to or is otherwise obtained by the other Party’s employees, contractors, or representatives (i) who are located on the disclosing Party’s premises; (ii) who access the disclosing Party’s systems; or (iii) who otherwise obtain AT&T Information and/or AT&T Customer Information in connection with this Agreement; any such Information so disclosed shall automatically be deemed to be confidential and proprietary. Additionally, the failure to mark or designate information as being confidential or proprietary will not waive the confidentiality where it is reasonably obvious, under the circumstances surrounding disclosure, that the Information is confidential or proprietary; any such Information so disclosed or obtained shall automatically be deemed to be confidential and proprietary. For greater certainty, Information provided by either Party to the other Party prior to the Effective Date of this Agreement in connection with the subject matter hereof, including any such Information provided under a separate non-disclosure agreement (howsoever denominated) is also

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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subject to the terms of this Agreement. Neither Party shall disclose Information under this Agreement that includes, in any form, any of the following: customer or employee personal information, credit card and credit related information, health or financial information, and/or authentication credentials.

b.	With respect to the Information of the disclosing Party, the receiving Party shall:
1.	hold all such Information in confidence with the same degree of care with which it protects its own confidential or proprietary Information, but with no less than reasonably prudent care;
2.

restrict disclosure of such Information solely to its employees, contractors,  and agents (and, in the case of AT&T, also to its Affiliates’ employees, contractors, and agents) with a need to know such Information, advise such persons of their confidentiality obligations with respect thereto, and ensure that such persons are bound by obligations of confidentiality reasonably comparable to those imposed in this Agreement;

3.	use such Information only as needed to perform its obligations (and, if AT&T is the receiving Party, to receive the benefits of the Work provided) under this Agreement;
4.

except as necessary under the immediately preceding clause (3), not copy, distribute, or otherwise use any such Information or allow anyone else to copy, distribute, or otherwise use such Information; and ensure that any and all copies bear the same notices or legends, if any, as the originals; and

5.

upon the disclosing Party’s request, promptly return, or destroy all or any requested portion of the Information, including tangible and electronic copies, notes, summaries, extracts, mail or other communications, and provide written certification within fifteen (15) business days to the disclosing Party that such Information has been returned or destroyed, provided that with respect to archival or back-up copies of Information that reside on the receiving Party’s systems, the receiving Party shall be deemed to have complied with its obligations under this clause (5) if it makes reasonable efforts to expunge from such systems, or to permanently render irretrievable, such copies.

c.	Except for Customer Information, neither Party shall have any obligation to the other Party with respect to Information which:
1.

at the time of disclosure was already known to the receiving Party free of any obligation to keep it confidential (as evidenced by the receiving Party’s written records prepared prior to such disclosure);

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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2.	is or becomes publicly known through no wrongful act of the receiving Party (such obligations ceasing at the time such Information becomes publicly known);
3.	is lawfully received from a third party, free of any obligation to keep it confidential;
4.

is independently developed by the receiving Party or a third party, as evidenced by the receiving Party’s written records, and where such development occurred without any direct or indirect use of or access to the Information received from the disclosing Party, or

5.	the disclosing Party consents in writing to be free of restriction.
d.

If a receiving Party is required to provide Information of a disclosing Party to any court or government agency pursuant to a written court order, subpoena, regulatory demand, request under the National Labor Relations Act (an “NLRA Request”), or process of law, the receiving Party must, unless prohibited by applicable law, first provide the disclosing Party with prompt written notice of such requirement and reasonable cooperation to the disclosing Party should it seek protective arrangements for the production of such Information. The receiving Party will (i) take reasonable steps to limit any such provision of Information to the specific Information required by such court or agency, and (ii) continue to otherwise protect all Information disclosed in response to such order, subpoena, regulation, NLRA Request, or process of law.

e.

A receiving Party’s obligations with respect to any particular Information of a disclosing Party shall remain in effect, including after the expiration or termination of this Agreement, until such time as it qualifies under one of the exceptions set forth in clause (c) above. Notwithstanding anything to the contrary herein, Customer Information shall remain confidential indefinitely and shall never be disclosed or used without the prior written approval of an authorized representative of AT&T.

f.

Notwithstanding anything to the contrary in this Agreement (including in this Section), Contractor understands and acknowledges that Contractor information related to installation, operation, repair, or maintenance shall not be considered confidential or proprietary, and AT&T may disclose any such information for purposes of installing, operating, repairing, replacing, removing, and maintaining the Material.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3.18 Infringement

a.	Definitions. For purposes of this Section:
1.	“Indemnified Parties” shall mean AT&T and its Affiliates, as well as their agents, distributors and customers, individually or collectively, as the case may be.
2.

“Loss” shall mean any liability, loss, claim, demand, suit, cause of action, settlement payment, cost and expense, interest, award, judgment, damages (including, without limitation, punitive and exemplary damages and increased damages for willful infringement), liens, fines, fees, penalties, and Litigation Expense.

3.

“Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including without limitation reasonable attorneys’ fees and other professionals’ fees, and disbursements.

4.

“Accused Elements” shall mean any products, hardware, software, systems, content, services, processes, methods, documents, materials, data or information (or functionality therein) provided by or on behalf of Contractor.

b.	Obligations.
1.

Contractor shall indemnify, hold harmless, and defend the Indemnified Parties against any Loss resulting from, arising out of or relating to any allegation, threat, demand, claim or lawsuit brought by any third party (“Covered Claim”), regardless of whether such Covered Claim is meritorious, of:

a)

infringement (including, without limitation, direct, contributory and induced infringement) of any patent, copyright, trademark, service mark, or other Intellectual Property Rights in connection with the Accused Elements, including, for example, any Covered Claim of infringement based on:

(1)

making, repair, receipt, use, importing, sale or disposal (and offers to do any of the foregoing) of Accused Elements (or having others do any of the foregoing, in whole or in part, on behalf of or at the direction of the Indemnified Parties), or

(2)	use of Accused Elements in combination with products, hardware, software, systems, content, services, processes, methods, documents, materials, data

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

or information not furnished by Contractor, including, for example, use in the form of the making, having made or using of an apparatus or system, or the making or practicing of a process or method (a “Combination Claim”);

b)

misappropriation of any trade secret, proprietary or non-public information in connection with the Accused Elements; any and all such Loss referenced in this Section b (“Obligations”) being hereinafter referred to as a “Covered Loss.”

2.

In the event (and only in the event) that Contractor’s obligations under paragraph b.1. result from, arise out of, or relate to a Covered Claim that is a Combination Claim, the following provisions shall apply:

a)

Contractor shall be liable to pay only its Proportionate Share of the Covered Loss associated with such Combination Claim.  The “Proportionate Share” payable by Contractor shall be a portion of the Covered Loss determined on an objectively fair and equitable basis to be attributable to Contractor based on the relative materiality of the role played by the applicable Accused Elements in the Combination Claim.

b)

Contractor shall be liable to the Indemnified Parties (or to a third-party claimant directly, if applicable) for its duly determined Proportionate Share of the Covered Loss with respect to a particular Combination Claim, regardless of whether any other interested party compensates the Indemnified Parties as part of an indemnification obligation, if any, relating to the Combination Claim.

c)

Contractor shall make payments in satisfaction of its Proportionate Share obligation (“Required Payments”) whenever those Required Payments become due (for example, Contractor shall make Required Payments for indemnified defense costs when payment is due to be paid to outside counsel; and Contractor shall make Required Payments for court awards (such as damages) when payment is required by the court; and Contractor shall make Required Payments for settlement when payment is due to be paid according to the terms of a settlement agreement).  To the extent possible, AT&T shall give Contractor reasonable notice of such payment due dates.  Contractor shall be liable to the Indemnified Parties for any monies owed (such as a Proportionate Share) by any affiliate of Contractor should such affiliate fail to pay in accordance with its indemnification obligation to the Indemnified Parties.

3.	AT&T shall have sole control over the defense of (i) any Combination Claim and (ii) any other Covered Claim that involves Contractor and one or more other

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

suppliers of AT&T or its Affiliates ((i) and (ii) being hereinafter referred to separately and collectively as a “Compound Claim”).  Contractor shall cooperate in every reasonable way with AT&T to facilitate the defense and may, at its option and at its own expense, participate with AT&T in the defense with counsel of its own choosing.

4.

In the event (and only in the event) that Contractor’s obligations under paragraph b.1. result from, arise out of, or relate to other than a Compound Claim, Contractor may control the defense, but only if, promptly upon any of the Indemnified Parties’ giving Contractor written notice of the Covered Claim, Contractor delivers to AT&T a written, properly executed, unconditional, irrevocable, and binding promise to fully indemnify and hold harmless the Indemnified Parties from and against all Losses related to the Covered Claim and, in particular, to waive any exceptions or limitations that might otherwise apply under this Section. In the event that Contractor controls the defense of the Covered Claim, the Indemnified Parties may, at their option and expense, participate with Contractor in the defense of such Covered Claim.

5.

AT&T shall notify Contractor promptly of any Covered Claim, but such notice shall not be a precondition of Contractor’s obligations under this Section; and any delay in such notice shall not relieve Contractor of its obligations under this Section, except if and only to the extent that Contractor can show that such delay actually and materially prejudices Contractor.

6.

In no event shall Contractor settle, without AT&T’s prior written consent, any Covered Claim, in whole or in part, in a manner that would require any Indemnified Party to discontinue or materially modify its products or services (or offerings thereof). In no event shall Contractor enter into any agreement related to any Covered Claim or to the Intellectual Property Rights asserted therein that discharges or mitigates Contractor’s liability to the third-party claimant but fails to fully discharge all of AT&T’s liabilities as to the Covered Loss.

c.	Continued Use of Accused Elements Upon Injunction.
1.

Without in any manner limiting the foregoing indemnification, if, as a result of a Covered Claim, (i) Indemnified Parties’ rights under this Agreement are restricted or diminished; or (ii) an injunction, exclusion order, or other order from a court, arbitrator or other competent tribunal or governmental authority preventing or restricting the Indemnified Parties’ use or enjoyment of the Accused Elements (“Adverse Judicial Order”) is issued, imminent, or reasonably likely to be issued,

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

then, in addition to its other obligations set forth in this Section, Contractor, in any case at its sole expense (or, in the case of a Combination Claim, at its fairly and equitably apportioned expense) and at no loss, cost or damage to the Indemnified Parties or their customers, shall use commercially reasonable efforts to obtain for the Indemnified Parties the right to continue using or conducting other activities with respect to the Accused Elements (or, in the case of a Combination Claim, shall use commercially reasonable efforts, in cooperation as reasonably needed with other interested parties, to obtain for the Indemnified Parties the right to continue using or conducting other activities with respect to the Accused Elements in the combination at issue); provided that if Contractor is unable to obtain such right, Contractor shall, after consulting with and obtaining the written approval of the Indemnified Parties, provide modified or replacement non-infringing Accused Elements that are (or, in the case of a  Combination Claim, shall use commercially reasonable efforts, in cooperation as reasonably needed with other interested parties, to provide a modified or replacement non-infringing combination, with the Accused Elements being modified or replaced as needed therein, that is) equally suitable and functionally equivalent while retaining the quality of the original Accused Elements and complying fully with all the representations and warranties set forth in this Agreement; provided further that if Contractor is unable in this way to provide such modified or replacement non- infringing Accused Elements, AT&T shall have the rights, without prejudice to any other rights or remedies that AT&T has in contract, law or equity: (i) to terminate this Agreement; and (ii) to require Contractor, as applicable, to remove, accept return of, or discontinue the provision of the Accused Elements, to refund to AT&T the purchase price thereof or other monies paid therefor, and to reimburse AT&T for any and all out-of-pocket expenses of removing, returning, or discontinuing such Accused Elements.

2.

Notwithstanding any other provision of this Agreement to the contrary, should an Adverse Judicial Order be issued against any person (whether or not stayed or currently in effect), affecting Indemnified Parties’ ability to use or conduct other activities with respect to the Accused Elements, then the Indemnified Parties may seek the right to continue to use, or conduct other activities with respect to, the Accused Elements, and Contractor shall reimburse the Indemnified Parties for the reasonable costs (including reasonable attorney’s fees) associated with obtaining such right; and, in the case of a Combination Claim, the Indemnified Parties may seek the right to continue to use, or conduct other activities with respect to, the combination at issue and seek from Contractor a fair and equitably apportioned

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

share of the reasonable costs (including reasonable attorney’s fees) associated with such right.
d.

Elimination of Charges. AT&T has no obligation to pay Contractor any charges under this Agreement for the purchase, use, or maintenance of Accused Elements when such purchase, use, or maintenance occurs after such time as the Indemnified Parties cease to use them, by reason of actual or claimed infringement.

e.

Exceptions. Contractor shall have no liability or obligation to any of the Indemnified Parties for any Loss resulting from a Covered Claim if and to the extent that such Covered Claim is clearly based on, and would not have arisen but for:

1.	use of the Accused Elements by the Indemnified Parties in a manner that constitutes a material breach of an explicit prohibition in this Agreement; or
2.	a modification or alteration of the Accused Elements by an Indemnified Party that is both unauthorized by Contractor and not reasonably necessary for its use; or
3.	Contractor’s contractually required conformance to the Indemnified Party’s written specifications, but only if and to the extent all of the following are true:
a)	there was no technically feasible non-infringing means of complying with those specifications; and
b)	the relevant specifications are not designed to bring the Accused Elements into compliance with or conform to an industry standard; and
c)	the Accused Elements (nor the accused functionality therein) are not, nor have been, at any time (now or in the future) provided by or on behalf of Contractor to any third party; and
d)

the Accused Elements (nor the accused functionality therein) are not, nor have been, at any time (now or in the future) available on the open market (i.e. provided or offered at any time by a third party to another party other than AT&T); and

e)	the relevant specifications for the Accused Elements are not of Contractor’s (or its sub-contractors’s) origin, design, or selection.
f.

OTHER LIMITATIONS OF LIABILITY NOT APPLICABLE. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY (AND WHETHER OR NOT SUCH A PROVISION CONTAINS LANGUAGE THAT REPRESENTS ITSELF AS TAKING

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

PRECEDENCE OVER OTHER PROVISIONS CONTRARY TO IT), WHETHER EXPRESS OR IMPLIED, NONE OF THE LIMITATIONS OF LIABILITY (INCLUDING, WITHOUT LIMITATION, ANY LIMITATIONS REGARDING TYPES OF OR AMOUNTS OF DAMAGES OR LIABILITIES) CONTAINED ANYWHERE IN THIS AGREEMENT WILL APPLY TO CONTRACTOR’S OBLIGATIONS UNDER THIS SECTION.

3.19 Insurance

a.	With respect to Contractor’s performance under this Agreement, and in addition to Contractor’s obligation to indemnify, Contractor shall at its sole cost and expense:
1.	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by Laws:
i.	at all times during the term of this Agreement and until completion of all Work associated with this Agreement, whichever is later; and
ii.

with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.  If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Work under this Agreement;

2.

require each subcontractor who may perform Work under this Agreement or enter upon the Work site to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins Work, throughout the term of the subcontractor’s Work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

3.

procure the required insurance from an insurance company eligible to do business in the state or states where Work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Contractor may procure insurance from the state fund of the state where Work is to be performed; and

4.

deliver to AT&T certificates of insurance stating the types of insurance and policy limits.  Contractor shall provide or will endeavor to have the issuing insurance company provide at least thirty (30) days advance written notice to AT&T of cancellation, non-renewal, or reduction in coverage, terms, or limits.  Contractor shall deliver such certificates:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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i.	prior to execution of this Agreement and prior to commencement of any Work;
ii.	prior to expiration of any insurance policy required in this Section; and
iii.	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.
b.	The Parties agree that:
1.

the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Contractor’s obligation to maintain the insurance required under this Agreement;

2.

the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Contractor, nor shall it be deemed as a limitation on Contractor’s liability to AT&T in this Agreement;

3.	Contractor may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and
4.	Contractor is responsible for any deductible or self-insured retention.
c.	The insurance coverage required by this Section includes:
1.	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the Work is to be performed and Employers Liability insurance with limits of at least:

$***** for Bodily Injury – each accident

$***** for Bodily Injury by disease – policy limits

$***** for Bodily Injury by disease – each employee

To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, Contractor shall add Stop Gap Employers Liability with limits not less than $***** each accident or disease.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

2.

Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

$***** General Aggregate limit

$***** each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

$***** each occurrence limit for Personal Injury and Advertising Injury

$***** Products/Completed Operations Aggregate limit

$***** each occurrence limit for Products/Completed Operations

$***** Damage to Premises Rented to You (Fire Legal Liability) The Commercial General Liability insurance policy must:

i.

include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds.  Contractor shall provide a copy of the Additional Insured endorsement to AT&T.  The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract.  A copy of the Additional Insured endorsement must be provided within sixty (60) days of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal;

ii.	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and
iii.	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.
3.	Business Automobile Liability insurance with limits of at least $***** each accident for bodily injury and property damage, extending to all owned, hired, and non- owned vehicles.
4.

Umbrella/Excess Liability insurance with limits of at least $***** each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

3.20 Invoicing and Payment

a.

Contractor shall render a correct invoice in duplicate promptly after completing Delivery of all Work required by the Order (unless the Order or an attached Appendix specifies that Contractor may submit invoices for progress payments prior to Acceptance, as provided below). The invoice must specify in detail, if applicable, (i) quantities of each ordered item, (ii) unit prices of each ordered item, (iii) whether the item is taxable and the amount of tax per item, (iv) item and commodity codes, (v) total amounts for each item, (vi) total amount of applicable sales or use taxes, (vii) discounts, (viii) shipping charges, if any, (ix) total amount due, (x) Software right-to-use fees designated as either “initial operating system license” or “other”, (xi) Agreement number, (xii) remit to address, (xiii) Order number and line item sequence, (xiv) description of Material/Service, and (xv) special service charges, if any. Except as provided in the provision for progress payments, AT&T shall pay Contractor within sixty (60) days after Acceptance (as determined under the Section entitled “Delivery, Performance and Acceptance”).  If AT&T disputes any invoice rendered or amount paid, AT&T shall so notify Contractor.  The Parties shall work in good faith to resolve invoicing and payment disputes expeditiously, and AT&T is not obligated to make any payment against a disputed or incorrect invoice until the dispute is resolved or the error corrected. Invoices received by AT&T more than one (1) year after the Delivery of Work are untimely and AT&T has no obligation to pay such invoices. At Contractor’s option, and upon AT&T’s receipt of an accurate and payable invoice, Contractor may offer and AT&T may accept a one percent (1%) discount on all invoices paid by AT&T within twenty (20) days. All other payments shall be made by AT&T within sixty (60) calendar days from receipt of an accurate invoice.

b.
c.

Invoices for or including freight charges must be accompanied by legible copies of prepaid freight bills, express receipts or bills of lading supporting the invoice amounts. Such invoices must include (i) the carrier’s name, (ii) date of shipment, (iii) number of pieces, (iv) weight, and (v) freight classification.

d.

AT&T may deduct any setoff or recoupment claims that it or its Affiliates may have against Contractor from amounts due or to become due to Contractor, whether under this Agreement or otherwise. Contractor shall pay any amount due to AT&T or its Affiliates that is not applied against the invoiced amounts within thirty (30) days after written demand by AT&T.

e.	If an Order or an Appendix specifies that Contractor may submit invoices for progress payments prior to Acceptance, Contractor is permitted to submit invoices at the end of each

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

month and AT&T shall make progress payments to Contractor sixty(60) days after receipt of such invoices. Such progress payments are not to exceed ninety percent (90%) of the price of satisfactorily completed Work at the time of billing, as determined by AT&T.  Contractor shall earmark and apply such progress payments to expenses incurred for services or material used in performance of the Order for AT&T.

f.

Contractor agrees to accept standard, commercial methods of payment and evidence of payment obligations, including, but not limited to, credit card payments, purchasing card payments, AT&T’s purchase orders and electronic fund transfers, in connection with the purchase of the Material and Services.

3.21 Labor Disputes

a.

In the event of a labor dispute between AT&T and the union(s) representing AT&T’s employees, AT&T may exercise its right to modify the Scope of Work under any Order on immediate notice, including postponing, reducing, or terminating the Services to be provided under the Order and due to be performed after the commencement of a labor dispute.  AT&T acknowledges and agrees that the exercise of such right may result in a delay in the resumption of Services when requested by AT&T.

b.	The rights and obligations of the Parties under this Section are in addition to, and not a limitation of, their respective rights under the Section entitled “Amendments and Waivers”.

3.22 Licenses and Patents

No license, express or implied, is granted under this Agreement to Contractor for any patent, trademark, copyright, trade secret or any other intellectual property or application therefor which is now or may hereafter be owned by AT&T or its Affiliates.

3.23 Limitation of Damages

*****.

3.24 Material and Services Furnished by Contractor and AT&T

Contractor shall furnish all Services, including individuals to provide field and administrative support, and Contractor shall furnish all Material required to perform the Work, as shown on the Order, except those items specifically listed in this Agreement or an applicable subordinate agreement or Order to be furnished by AT&T.  Any material provided by AT&T shall remain AT&T's material and shall be used only in connection with Work under this Agreement. Contractor shall protect and preserve AT&T’s material and shall promptly return at the end of contracted Work,

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

at Contractor’s expense, any material not used, unless AT&T instructs Contractor otherwise in writing.

3.25 Most Favored Customer

Contractor represents and warrants that all prices, benefits, warranties and other terms and conditions in this Agreement are and, during the term of this Agreement, will continue to be no less favorable to AT&T than those currently being offered or that will be offered by Contractor to any of its similarly situated customers. *****.

3.26 Non-Exclusive Market

Contractor any right or privilege to provide to AT&T any Work of the type described in or purchased under this Agreement. Except for obligations arising under an Order, this Agreement does not obligate AT&T to purchase or license any such Work. AT&T may contract with other manufacturers and vendors for the procurement or trial of Work comparable to that described in or purchased under this Agreement, and AT&T may itself perform such Work.

3.27 Notices

a.

Each Party giving or making any notice, consent, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods, each of which for purposes of this Agreement is a writing: in person; first class mail with postage prepaid; Express Mail, Registered Mail, or Certified Mail (in each case, return receipt requested and postage prepaid); internationally recognized overnight courier (with all fees prepaid); or email.  If Notice is given by e-mail, it must be confirmed by a copy sent by any one of the other methods. Each Party giving Notice shall address the Notice to the appropriate person (the “Addressee”) at the receiving Party at the address listed below:

Goodman Networks

Goodman Networks

6400 International Pkwy, Suite 1000

Plano, TX 75093

Attn: Contracts

Email Address: *****

Business Number: *****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

AT&T

AT&T

4119 Broadway Room 650A16

San Antonio, TX 78209

Attn: Notices Administrator

Email Address: *****

b.

A Notice is effective only if the Party giving notice has complied with the foregoing requirements of this Section and the Addressee has received the Notice.  A Notice is deemed to have been received as follows:

1.	If a Notice is delivered by first class mail, five (5) days after deposit in the mail;
2.

If a Notice is furnished in person, or sent by Express Mail, Registered Mail, or Certified Mail, or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt;

3.

If a Notice is sent by e-mail, upon successful transmission to the recipient’s email account, if such Notice is sent in time to allow it to be accessible by the Addressee before the time allowed for giving such notice expires, and a confirmation copy is sent by one of the other methods.

c.	The addresses and telephone numbers to which Notices may be given to the Addressees of either Party may be changed by written Notice given by such Party to the other pursuant to this Section.

3.28 Offshore Work Prohibited

None of the Services under this Agreement shall be performed or provided and no Information related to this Agreement shall be collected, stored, handled or accessed by Contractor or its Subcontractors at any location outside of the United States.  Additionally, Contractor shall not allow any of the Services under this Agreement to be performed or provided by a Subcontractor unless AT&T approves such Subcontractor pursuant to the Section entitled “Assignment and Delegation” and Contractor complies with the requirements of the Section entitled “Work Done by Others”.

3.29 Order of Precedence

The terms of this Agreement govern all Orders for Work that AT&T may place with Contractor while this Agreement remains in effect.  The Parties may not vary or supplement the terms of this Agreement, in connection with any Order, except by Special Terms and Conditions upon which

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

both Parties have agreed.  When Special Terms and Conditions are included in an Order and agreed upon, such take precedence over any inconsistent term of this Agreement, but only with reference to the transaction governed by that Order, and Special Terms and Conditions in an Order have no other force or effect.  This Agreement shall govern in lieu of all other pre-printed or standardized provisions that may otherwise appear in any other paper or electronic record of either Party (such as standard terms on order or acknowledgment forms, advance shipping notices, invoices, time sheets, and packages, shrink wrap terms, and click wrap terms).

3.30 Orders

AT&T may order Material and Services pursuant to an applicable subordinate agreement by submitting Orders to Contractor.  In the event of a conflict or inconsistency between this agreement or an applicable subordinate agreement and any Order, the Order shall control for purposes of that Order only.

3.31 Ownership of Paid-For Development, Use and Reservation of Rights

a.

AT&T shall be the exclusive owner of all right, title, and interest in and to all Paid-For Development (defined below), including, without limitation, all Intellectual Property Rights therein and thereto.  Contractor shall assign or have assigned to AT&T and hereby assigns to AT&T all Intellectual Property Rights in and to the Paid-For Development.  “Paid-For Development” shall mean any and all Items to the extent produced or developed by or on behalf of Contractor or its employees, agents, or direct or indirect contractors or suppliers (and whether completed or in-progress), or forming part of any deliverable, pursuant to this Agreement (including, without limitation, under any statement of work, exhibit, order or other document under, subordinate to, or referencing this Agreement) (collectively “Agreements”) for the development of which AT&T has been charged monies in one or more of the Agreements (“Development Fees”).  Payment of standard license fees or standard maintenance and support fees shall not be deemed payment of Development Fees under this subsection.  Paid-For Development shall always exclude all Excluded Materials, but shall include (without limitation) any modifications, alterations or updates of any Excluded Materials (“Enhancements”) that otherwise fall within the definition of Paid-For Development (“Paid-For Enhancements”). AT&T’s ownership of Paid-For Enhancements shall be subject to Contractor’s underlying rights and ownership in Contractor’s Excluded Materials.

“Items” shall mean any or all inventions, discoveries, ideas (whether patentable or not), and all works and materials, including but not limited to products, devices, computer programs, source codes, designs, files, specifications, texts, drawings, processes, data or

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

other information or documentation in preliminary or final form, and all Intellectual Property Rights in or to any of the foregoing.

“Excluded Materials” shall mean: i) Contractor’s Pre-Existing Materials; ii) Contractor’s Independently Developed Materials; and iii) Contractor’s Mere Reconfigurations.

“Contractor’s Pre-Existing Materials” shall mean those Items owned by Contractor to the extent and in the form that they both existed prior to the date Contractor began any work under this Agreement and were created without any use of any AT&T Items.

Contractor’s Pre-Existing Materials shall not, however, include Paid-For Enhancements thereto.

“Contractor’s Independently Developed Materials” shall mean those Items that have been developed by Contractor, or on Contractor’s behalf, both i) without use of any AT&T Items; and ii) independently of any work performed under any Agreements.

“Contractor’s Mere Reconfigurations” means those specific reconfigurations of Contractor’s pre-existing software performed by Contractor, or on Contractor’s behalf, but only to the extent that such reconfiguration is an alteration to such software which is strictly required to permit Contractor’s software to function on AT&T’s network or service platform.  In no event shall Contractor’s Mere Reconfigurations include enhancements, modifications, or updates that are not contained in Contractor’s Pre- Existing Materials and that add any features, functionality, or capabilities.

b.

License Grant to Excluded Materials.   If and to the extent that Contractor embeds any Excluded Materials in the Paid-For Development, Contractor hereby grants and promises to grant and have granted to AT&T and its Affiliates a royalty-free, nonexclusive, sublicensable, assignable, transferable, irrevocable, perpetual, world-wide license in and to the Excluded Materials and any applicable Intellectual Property Rights of Contractor to use, copy, modify, distribute, display, perform, import, make, sell, offer to sell, and exploit (and have others do any of the foregoing on or for AT&T’s or any of its customers’ behalf or benefit) the Excluded Materials but only as embedded in the Paid-For Development by Contractor.

c.

Further Acts and Obligations.  Contractor will take or secure such action (including, but not limited to, the execution, acknowledgment, delivery and assistance in preparation of documents or the giving of testimony) as may be reasonably requested by AT&T to  evidence, transfer, perfect, vest or confirm AT&T’s right, title and interest in any Paid-For

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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Development.  Contractor shall, in all events and without the need of AT&T’s request, secure all Intellectual Property Rights in any Paid-For Development (and any licenses specified above in any Excluded Materials) from each employee, agent, subcontractor or sub- contractor of Contractor who has or will have any rights in the Paid-For Development or Excluded Materials.

d.

Reservation of Rights and Limited License.  Notwithstanding any other provision in this Agreement, AT&T is not transferring or granting to Contractor any right, title, or interest in or to (or granting to Contractor any license or other permissions in or to) any or all:  a) Items created by or on behalf of AT&T or directly or indirectly provided to Contractor (in any form, including, without limitation, verbally) by or on behalf of AT&T or its third party providers (“AT&T Provided Items”); b) Paid-For Development or c) Intellectual Property Rights, including, without limitation, any Intellectual Property Rights in or to any AT&T Provided Items or Paid-For Development. The sole exception to the foregoing reservation of rights is that AT&T hereby grants Contractor a limited, nonexclusive, non-transferable license (that shall automatically terminate upon the termination or expiration of this Agreement), under any rights owned by AT&T, to use the AT&T Provided Items and Paid- For Development solely as instructed by AT&T and to the extent necessary for Contractor to perform its obligations under this Agreement, subject further to the terms and conditions of this Agreement.  In no way expanding the foregoing license, said license in no manner permits Contractor to (and Contractor hereby promises not to without the explicit prior written and signed consent of AT&T Intellectual Property, Inc. (“ATTIPI Consent”)) make use of any AT&T Provided Items, Paid-For Development or AT&T Intellectual Property Rights either for the benefit of any third party or other than as instructed in writing by AT&T. (AT&T may be willing, in its sole discretion, to grant ATTIPI Consent in exchange for appropriate additional compensation). Paid-For Development and AT&T Provided Items shall constitute AT&T Information under this Agreement.

3.32 Publicity

Contractor shall not use AT&T’s or its Affiliates’ names, trademarks, service marks, designs, logos or symbols (“AT&T Marks”). In addition, Contractor shall not use any language or pictures which could in AT&T’s judgment imply AT&T’s or its Affiliates’ identities, or endorsement by AT&T, its Affiliates or any of its or their employees, in any (i) written, electronic, or oral advertising or presentation, or sales meeting, or (ii) brochure, newsletter, book, electronic database, testimonial quotation, thank you letter, reference letter or other communication of whatever nature.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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Contractor, its employees, agents and subcontractors, shall refer any questions from the media or third parties regarding the Work to AT&T and shall not discuss the Work with the media or third parties.  A breach of this Publicity Section shall be deemed a material breach of this Agreement.

3.33 Records and Audits

a.

Contractor shall maintain complete and accurate records relating to the Work and the performance of this Agreement. AT&T and its auditors (including internal audit staff and external auditors) and governmental authorities shall have the right to review such records (“AT&T Audits”), to verify the following:

1.	the accuracy and integrity of Contractor’s invoices and AT&T’s payment obligations hereunder;
2.	that the Work charged for was actually performed;
3.	that the Services have been and are being provided in accordance with this Agreement;
4.	the integrity of Contractor’s systems that process, store, support, maintain, and transmit AT&T data;
5.	the performance of Contractor’s Subcontractors with respect to any portion of the Services; and
6.	that Contractor and its Subcontractors are complying with Laws.
b.

Contractor shall provide and shall require that its Subcontractors provide to AT&T, its auditors (including internal audit staff and external auditors), and governmental authorities access at all reasonable times to:

1.	any facility at which the Services or any portion thereof are being performed;
2.	systems and assets used to provide the Services or any portion thereof;
3.	Contractor employees and Subcontractor employees providing the Services or any portion thereof; and
4.	all Contractor and Subcontractor records, including financial records relating to the invoices and payment obligations and supporting documentation, pertaining to the Services.

The scope of AT&T Audits shall also include:

1.	practices and procedures used in performing the Services;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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2.	systems, communications and information technology used in performing the Services;
3.	general controls and security practices and procedures;
4.	supporting information and calculations regarding invoices and compliance with service requirements;
5.	quality initiatives and quality assurance; and
6.	compliance with the terms of this Agreement.

AT&T’s access to the records and other supporting documentation shall include the right to inspect and photocopy Contractor’s documentation and the documentation of its Subcontractors, and the right to retain copies thereof outside of their physical location with appropriate safeguards, if such retention is deemed reasonably necessary by AT&T.

c.

AT&T Audits may be conducted once a year (or more frequently if requested by governmental authorities who regulate AT&T’s business, if required by applicable Law or if auditors require follow-up access to complete audit inquiries or if an audit uncovers any problems or deficiencies), upon at least two (2) business days advance notice (unless otherwise mandated by Law). Contractor will cooperate, and will ensure that its Subcontractors cooperate, in the AT&T Audits, and will make the information reasonably required to conduct the AT&T Audits available on a timely basis.  Those audits conducted in accordance with AT&T specification document ***** shall be limited only to Projects which have reached ***** to the date the Project is selected by AT&T for audit.

d.

If, as a result of an AT&T Audit, AT&T determines that Contractor overcharged AT&T, then AT&T will notify Contractor of the amount of such overcharge and Contractor will promptly pay to AT&T the amount of the overcharge along with interest from the date of the overcharge. If any such AT&T Audit reveals an overcharge to AT&T during any 12-month period exceeding five percent (5%) of all charges in the aggregate paid by AT&T hereunder during such period, then Contractor will reimburse AT&T for the cost of such AT&T Audit. If, as a result of an AT&T Audit, AT&T determines that Contractor has not performed or has unsatisfactorily performed any obligation under this Agreement, then Contractor will promptly remedy the non-performance or unsatisfactory performance.

e.

Contractor will maintain and retain the records set forth in Subsection (a) during the term of the Agreement and for three (3) years thereafter (unless a discovery or legal hold request is made with respect to such records, in which case Contractor shall retain such records until AT&T notifies Contractor that such discovery or legal hold request has expired). Contractor will provide AT&T, at AT&T’s request, with paper and electronic copies of documents and

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

information reasonably necessary to verify Contractor’s compliance with this Agreement. Upon notification by AT&T of a discovery or legal hold request, Contractor shall fully cooperate with such request and immediately preserve any Contractor records covered by such request and promptly provide such Contractor records requested by AT&T related to the inquiry.

f.

Except as provided in Subsection (d), all reasonable out-of-pocket costs and expenses incurred by AT&T in connection with an AT&T Audit shall be paid by AT&T. Contractor shall be solely responsible for all costs and expenses incurred by Contractor in connection with its obligations under this Section.  In the event that either Party requires that an audit be performed by an independent auditor, unless otherwise specified herein, the Party requesting such independent auditor will be responsible for the costs and expenses associated with the independent auditor.

g.	With respect to AT&T requests for audits or inspections of Contractor subcontractors, the following applies:
i)

If Contractor’s agreement with its applicable subcontractor permits an AT&T Audit, AT&T shall be permitted to conduct such audit directly or through a third party representative. Contractor shall work with AT&T in facilitating the subcontractor’s cooperation for an expeditious and thorough audit or inspection.

ii)

If Contractor’s contract with its applicable subcontractor precludes AT&T from directly conducting an audit or inspection, Contractor shall use reasonable best efforts to enable AT&T to perform an audit of the subcontractor with Contractor coordinating the audit process. Failing those efforts, Contractor shall, upon AT&T’s request, conduct the audit or inspection on behalf of AT&T, subject to terms agreed to by Contractor and AT&T for the subcontractor audit, such as areas to be audited, applicable fees, and the timeframe for reporting audit results to AT&T. If AT&T’s request for a Contractor audit or inspection arises from, in AT&T’s good faith opinion, materially or consistently deficient Service provided by the subcontractor under AT&T’s account, and the audit in both Parties’ opinions confirms such deficiencies, Contractor shall not charge AT&T a fee for the Contractor’s audit of its subcontractor.

3.34 Reporting Defects

If any of Contractor's Work depends, for its proper execution or results, upon the Work of any other contractor or contractors, Contractor shall inspect and promptly report in writing to AT&T's representative as identified on the Order any defects in the Work that render it unsuitable for the

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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proper execution or results, and Contractor shall not proceed with that phase of the Work until so authorized by AT&T's Order representative.

3.35 Severability

If any provision of this Agreement or any Order is determined to be invalid, illegal, or unenforceable, the Parties agree that the remaining provisions of this Agreement or such Order shall remain in full force if both the economic and legal substance of the transactions contemplated by this Agreement or such Order are not affected in any manner that is materially adverse to either Party by severing the provision determined to be invalid, illegal, or unenforceable.

3.36 Supplier Citizenship and Sustainability

Contractor shall conduct business with an abiding respect for corporate citizenship, sustainability, and human rights (“Citizenship and Sustainability”). As such, to the extent Contractor has an existing Citizenship and Sustainability program, such program shall be no less stringent than AT&T’s Principles of Conduct for Contractors available at: *****and the AT&T Human Rights in Communication Policy available at: ***** (as amended from time-to-time) (“AT&T Citizenship and Sustainability Policies”). In the event that Contractor does not have a Citizenship and Sustainability program, or such program does not address all areas addressed in the AT&T Citizenship and Sustainability Policies, Contractor shall conduct its business operations in a manner consistent with the AT&T Citizenship and Sustainability Policies.

Upon AT&T’s request, Contractor shall provide to AT&T such information, reports, or survey responses as AT&T deems necessary to periodically monitor Contractor’s business operations in the context of Citizenship and Sustainability.  Contractor shall respond to such requests within timelines as set forth by AT&T.

3.37 Survival of Obligations

Obligations and rights under this Agreement or an Order that by their nature would reasonably continue beyond the termination or expiration of this Agreement or an Order (including those in the Sections entitled “Compliance with Laws,” “Information,” “Indemnity,” “Infringement,” “Insurance,” “Ownership of Paid-For Development, Use and Reservation of Rights,” “Publicity,” “AT&T Contractor Information Security Requirements (CISR)” and “Warranty”) will survive the termination or expiration of this Agreement or such Order.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3.38 Taxes

a.

Contractor shall invoice AT&T the amount of any federal excise taxes and state and local sales taxes imposed upon the sale of Material and provision of Services under this Agreement.  All such taxes must be stated as separate items on a timely invoice listing the taxing jurisdiction imposing the tax.  Installation, labor and other non-taxable charges must be separately stated.  AT&T shall pay all applicable taxes to Contractor that are stated on and at the time the Material or Services invoice is submitted by Contractor.  Contractor shall remit taxes to the appropriate taxing authorities.  Contractor shall honor tax exemption certificates, and other appropriate documents, which AT&T may submit, pursuant to relevant tax provisions of the taxing jurisdiction providing the exemption.

b.

Contractor shall pay any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of Contractor, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by Contractor.

c.

AT&T’s request, the Parties shall consult with respect to the basis and rates upon which Contractor shall pay any taxes or fees for which AT&T is obligated to reimburse Contractor under this Agreement.  If AT&T determines that in its opinion any such taxes or fees are not payable, or should be paid on a basis less than the full price or at rates less than the full tax rate, AT&T shall notify Contractor in writing of such determinations, Contractor shall make payment in accordance with such determinations, and AT&T shall be responsible for such determinations.  If collection is sought by the taxing authority for a greater amount of taxes than that so determined by AT&T, Contractor shall promptly notify AT&T.  If AT&T desires to contest such collection, AT&T shall promptly notify Contractor.  Contractor shall cooperate with AT&T in contesting such determination, but AT&T shall be responsible and shall reimburse Contractor for any tax, interest, or penalty in excess of AT&T’s determination.

d.

If AT&T determines that in its opinion it has reimbursed Contractor for any taxes in excess of the amount that AT&T is obligated to reimburse Contractor, AT&T and Contractor shall consult to determine the appropriate method of recovery of such excess reimbursements. Contractor shall credit any excess reimbursements against tax reimbursements or other payments due from AT&T if and to the extent Contractor can make corresponding adjustments to its payments to the relevant tax authority.  At AT&T’s request, Contractor shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to AT&T all such refunds and interest received.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

e.

If any taxing authority advises Contractor that it intends to audit Contractor with respect to any taxes for which AT&T is obligated to reimburse Contractor under this Agreement, Contractor shall (i) promptly so notify AT&T, (ii) afford AT&T an opportunity to participate on an equal basis with Contractor in such audit with respect to such taxes and (iii) keep AT&T fully informed as to the progress of such audit. Each Party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, interest or penalty resulting from such audit is to be determined in accordance with the applicable provisions of this Taxes Section.  Contractor’s failure to comply with the notification requirements of this Taxes Section will relieve AT&T of its responsibility to reimburse Contractor for taxes only if Contractor’s failure materially prejudiced AT&T’s ability to contest imposition or assessment of those taxes.

f.

In addition to its rights under Subsections c., d., and e. above with respect to any tax or tax controversy covered by this Taxes Section, AT&T is entitled to contest, pursuant to applicable law and tariffs, and at its own expense, any tax previously invoiced that it is ultimately obligated to pay.  AT&T is entitled to the benefit of any refund or recovery of amounts that it has previously paid resulting from such a contest. Contractor shall cooperate in any such contest, but AT&T shall pay all costs and expenses incurred in obtaining a refund or credit for AT&T.

g.

If either Party is audited by a taxing authority or other governmental entity in connection with taxes under this Taxes Section, the other Party shall reasonably cooperate with the Party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

h.

AT&T and Contractor shall reasonably cooperate with each other with respect to any tax planning to minimize taxes.  The degree of cooperation contemplated by this Section is to enable any resulting tax planning to be implemented and includes, but is not limited to: (i) Contractor’s installing and loading all of the Software licensed by AT&T, and retaining possession and ownership of all tangible personal property, (ii) Contractor’s installing, loading and/or transferring the Software at a location selected by AT&T, and (iii) Contractor’s Delivering all of the Software in electronic form. AT&T shall bear all reasonable external (paid to third parties), additional expenses incurred by Contractor to comply with the provisions of this subsection, but AT&T’s advance written consent is required.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3.39 Termination and Suspension

a.

Termination for Convenience – AT&T may at any time, for its own convenience and without cause, by providing Contractor written notice, terminate this Agreement and/or any Order placed hereunder in whole or in part. At the request of AT&T, Contractor shall Deliver the work-in-progress to AT&T. Except as provided in subsection e below, AT&T shall have no liability or obligation for such termination.

b.

Termination for Cause - If either Party breaches any provision of this Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within ten (10) days after the breaching Party receives written notice, or (ii) if the breach is one that by its nature cannot be cured, or (iii) if the breach is a violation of Laws, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate. If AT&T terminates an Order for cause, Contractor shall refund any amounts AT&T may have previously paid for Work that AT&T returns or does not Accept; and reimburse AT&T for any cost incurred in returning Material to Contractor and restoring AT&T’s site to its previous condition.  If AT&T returns or rejects any Material to which title has already passed, title in such Material shall revert to Contractor when Contractor satisfies its refund and reimbursement obligations under the preceding sentences.  Contractor bears the risk that such Material may be lost or damaged in transit.

c.

Partial Termination - Whenever law or a provision of this Agreement permits AT&T to terminate any Order, AT&T may, at its option, terminate such Order either in whole or in part.  If AT&T terminates an Order in part, AT&T shall pay only for such Work as AT&T Accepts at prices established under this Agreement or, if there are none, at prices calculated on the basis of such partially terminated Order, and, unless a termination charge applies, AT&T has no obligation to pay for such Work as AT&T does not Accept.

d.

Termination of Related Orders - Whenever law or a provision of this Agreement permits AT&T to terminate any Order, AT&T may also terminate such other Orders as are related to the same transaction or series of transactions as the Order in question.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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e.	Termination Charges -
1.

Except as provided below, in the event AT&T terminates any Order for convenience or AT&T is in breach of any Order that precludes Contractor from completing Delivery, AT&T shall pay Contractor, as Contractor’s sole and exclusive remedy for detriment resulting from AT&T’s termination of or breach preventing Delivery under an Order, the lesser of:

i.	the price of such Work, as derived from the Order, or
ii.

the actual costs Contractor incurred to prepare the Material or perform the Services up to the date of termination, as determined under normal cost accounting methods, less salvage value, if salvage is permitted by AT&T. For purposes of this Section, “salvage value” includes the proceeds of the sale of the Material and Services to another customer and/or the costs Contractor avoids as a result of re-applying Material and Services to meet other needs of AT&T, the needs of other customers, or Contractor’s own internal needs within ninety (90) days following the Delivery Date scheduled in the Order.  Contractor shall make reasonable efforts to maximize salvage value.  All such costs, avoided costs, and values are subject to substantiation by proof satisfactory to AT&T before any payment may become due.

2.

AT&T is not liable to Contractor for any detriment resulting from termination of an Order for Material not specially manufactured for AT&T when termination of such Order occurs more than sixty (60) days before the Delivery Date.

3.

If AT&T incurs a termination charge as provided in this Section, and AT&T or an Affiliate places an Order for Work equivalent to that for which such termination charge is incurred within sixty (60) days after AT&T incurs such termination charge, then Contractor shall refund such termination charge to AT&T.

4.	AT&T is not liable for any termination charges in any case when termination results from the agreement of the Parties.
f.

Obligations upon Expiration or Termination - Upon expiration or termination of this Agreement or any Order, Contractor shall, upon the request of AT&T: (i) return all papers, materials and property of AT&T held by Contractor and (ii) provide reasonable assistance as may be necessary for the orderly, non-disrupted continuation of AT&T’s business.  Contractor also agrees to assist AT&T in coordinating the transfer of the provision of the Services to a successor contractor, which shall include continuing to provide the required level of Services until the date of expiration or termination and providing the successor contractor with all pertinent information about the Services.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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g.

Suspension - AT&T may, at any time, at its convenience, by written notice, Suspend all or any portion of the Order for a period not to exceed twelve (12) months. Prior to or at the end of twelve months, AT&T will lift the Suspension or terminate the Order pursuant to this Section. Such Suspension shall become effective on the date and to the extent specified in the notice. Upon receipt of such notice and except as otherwise directed by AT&T, Contractor shall: 1) stop work on the date and to the extent specified in the notice; 2) take such action as may be necessary to protect and preserve AT&T’s property; and 3) take no further action which will increase Contractor’s costs. Contractor’s compensation if any, for Suspension of work shall be at the discretion of AT&T.

3.40 Third Party Administrative Services

a.	Contractor acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include:
1.	Collecting and verifying certificates of insurance;
2.	Providing financial analysis;
3.	Verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises”; and
4.	Collecting and verifying Contractor profile information.
b.

Contractor shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request. Further, notwithstanding any other provision of this Agreement, Contractor agrees that AT&T may provide any information regarding Contractor to such third party administrator.  AT&T shall contractually require the third party administrator to maintain confidentiality of Contractor’s information with rights to use it solely for purposes of the administrative functions. Contractor agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed three hundred dollars ($300.00), and a onetime set-up fee of thirty dollars ($30.00).

3.41 Third Party Beneficiaries

The provisions of this Agreement are solely for the benefit of the Parties hereto and are not intended to confer upon any person or entity, except the Parties hereto, any rights or remedies hereunder. There are no third party beneficiaries of this Agreement, and this Agreement shall not

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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provide any third person or entity with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

3.42 Title and Risk

Title to Material furnished by Contractor shall vest in AT&T either when actually installed or incorporated in the Work or, if paid for by AT&T prior to incorporation into the Work, upon payment when delivered to the work site or offsite storage areas as approved in writing by AT&T. However, in both cases Contractor shall retain risk of loss and damages to the Material until AT&T Accepts Material and Services except where Contractor has transferred custody of the Material to a third Party (other than its Subcontractor) at the written request of an authorized representative of AT&T.

3.43 Title To Material Furnished by AT&T

Title to material furnished by AT&T under this Agreement shall at all times be in AT&T’s name. Contractor assumes responsibility for any loss or damage to such material while material is in Contractor’s or Subcontractor’s possession or control and shall be liable for the full actual value of the material.

AT&T may inspect and inventory the material furnished by AT&T under this Agreement during Contractor's normal business hours. Contractor shall provide AT&T access to the premises wherein all such material is located. The obligations assumed by Contractor with respect to material furnished by AT&T under this Agreement are for the protection of AT&T's property. Should Contractor fail to comply in any respect, in addition to any other right or remedy AT&T may have, at no cost to AT&T and upon ten (10) days written notice to Contractor, AT&T may terminate this Agreement or an Order in whole or in part or withdraw all or any part of the material furnished or both. Contractor shall, at AT&T's option, return to AT&T, or hold for AT&T's disposition, any or all of such material, including any scrap produced as a by-product remaining in Contractor's possession at the completion of the Order, upon termination of this Agreement, or the withdrawal of material furnished.

At all times and at Contractor’s expense, Contractor shall maintain property insurance for all perils, to include wind, flood, earth movement and mysterious disappearance, for full replacement cost for all property of AT&T in the care, custody and control of the Contractor. AT&T shall be named as an additional insured and loss payee.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3.44 Transaction Costs

Except as expressly provided in this Agreement or an Order, each Party shall bear its own fees and expenses (including the fees and expenses of its agents, representatives, attorneys, and accountants) incurred in connection with the negotiation, drafting, execution, and performance of this Agreement and the transactions it contemplates.

3.45 Utilization of, Minority, Women, and Disabled Veteran Owned Business Enterprises

a.

It is the policy of AT&T that minority, women, and disabled veteran owned business enterprises (“MWDVBEs”) shall have the maximum practicable opportunity to participate in the performance of contracts.

b.

Contractor shall make good faith efforts to carry out this policy in the award of subcontracts, distribution agreements, resale agreements, and other opportunities for MWDVBE participation.  In furtherance of those efforts, and not as a limitation, Contractor shall submit annual participation plans, at the time of contract execution and each subsequent year by December 31, establishing Contractor’s goals for the upcoming year for participation by minority owned business enterprises (“MBE”), women owned business enterprises (“WBE”) and  disabled veteran business enterprises (“DVBE”), with “participation” expressed as a percentage of  aggregate estimated annual purchases by AT&T for the coming year under this Agreement.   Contractor shall include specific and detailed plans for achieving its goals in each participation plan.  Contractor’s participation goals for the first year (that is, the calendar year that ends on December 31 next following the effective date of this Agreement) are: 15% annual MBE participation; 5% annual WBE participation; and 1.5% annual DVBE participation.  Contractor’s participation plan for the first year is attached to and incorporated into this Agreement as Appendix G.

c.

By the tenth day following the close of each calendar month, Contractor shall, in a format and manner acceptable to AT&T, report actual results of its efforts to meet its goals during the preceding calendar month as directed in Appendix G. When reporting its results, Contractor shall count only expenditures with MWDVBEs that are certified as MBE, WBE, or DVBE firms by certifying agencies that are recognized by AT&T, as listed on Appendix G.

d.	Contractor shall inform prospective MBE, WBE, and DVBE subcontractors of their opportunities to apply for certification from the agencies listed in Appendix G.
e.	The extent to which contractors (a) set challenging goals in their annual participation plans and (b) succeed in exceeding the goals that they have set are factors that AT&T may

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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consider favorably when deciding to extend or renew expiring agreements, to apportion orders among competing contractors under existing agreements, and to award new business in competitive bidding.
f.

Contractor’s obligations under this Section are not a limitation of any obligations that Contractor may have under other provisions of this Agreement, including the Section entitled “Government Contract Provisions”.

3.46 Warranty

a.

Contractor represents and warrants to AT&T that Material furnished hereunder will be merchantable, free from defects in design, material and workmanship, fit and sufficient for the purposes intended by AT&T, free from all liens and encumbrances and will strictly conform to and perform in accordance with applicable Specifications, drawings and samples. In addition, if Material contains one or more original equipment or software manufacturer’s (“OEM”) warranties, Contractor hereby represents that it has the authority to and does hereby assign such warranties to AT&T.

b.

Contractor represents and warrants to AT&T that any Services provided hereunder will be performed in a first-class, professional manner, in strict compliance with the Specifications, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in Contractor's profession or industry.  If Contractor fails to meet applicable professional standards, Contractor will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

c.

The warranty period for Material and Services shall be the longer of the warranty period stated in the Order, the Specifications, the applicable OEM’s warranty, or two (2) years. The warranty period in all cases shall commence upon Acceptance.

d.	Contractor represents and warrants that:
1)	There are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on Contractor’s ability to fulfill its obligations under this Agreement;
2)

Contractor will immediately notify AT&T if, during the term of this Agreement, Contractor becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on Contractor’s ability to fulfill the obligations under this Agreement or any Order;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3)	Contractor has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders, including the authority to provide or license the Material or Services;
4)	The Material and Services will not infringe any patent, copyright, or other intellectual property;
5)

No consent, approval, or withholding of objection is required from any entity, including any governmental authority, with respect to the entering into or the performance of this Agreement or any Order;

6)	The Material and Services will be provided free of any lien or encumbrance of any kind;
7)	Contractor will be fully responsible and liable for all acts, omissions, and Work performed by any of its representatives, including any subcontractors;
8)	All representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement and any Order; and,
9)	Contractor will strictly comply with the terms of this Agreement and the terms of any Order, including those specified in any Exhibits or Appendices thereto.
10)	Contractor represents and warrants that all Material provided to AT&T hereunder shall be tested prior to shipment to ensure its compliance with the Specifications.
11)

All warranties will survive inspection, acceptance, payment and use. These warranties will be in addition to all other warranties, express, implied or statutory. Contractor shall defend, indemnify and hold AT&T, its Affiliates, and their agents and representatives harmless from and against all Loss arising out of or resulting from a breach of these representations and warranties, in accordance with Section herein entitled “Indemnity”.

12)

If at any time during the warranty period for Material or Services AT&T believes there is a breach of any warranty, AT&T will notify Contractor setting forth the nature of such claimed breach. Contractor shall promptly investigate such claimed breach and shall either (i) provide Information satisfactory to AT&T that no breach of warranty in fact occurred or (ii) at no additional charge to AT&T, promptly take such action as may be required to correct such breach. If the required corrective action is to re-perform the Services and/or repair the Material, and if Contractor fails or refuses to make such repairs and/or re-perform such Services, then, in addition to any other remedies, AT&T shall have the right, at its option, either (1) to perform such Services and to repair such Material, at Contractor’s expense; or (2) to receive a full refund of any amounts paid for such Material and Services.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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13)

If a breach of warranty has not been corrected within a commercially reasonable time, or if two or more breaches of warranty occur in any sixty (60) day period, AT&T may terminate this Agreement and/or the subordinate agreement or Order without liability to Contractor.

3.47 Work Authorizations

Work Authorizations (WA’s) shall be quoted and priced in accordance with the Section of the applicable subordinate agreement titled “Service Work Authorizations”. Quotes and pricing shall be broken out by labor, Material and fees, including but not limited to any fees for building permits, other permits, licenses and inspections necessary for completion of Work. The Material cost will identify all Material (excluding material provided by AT&T).

3.48 Work Done By Others

If any part of Contractor’s Work is dependent upon Work performed by others or subcontracted consistent with the terms herein, Contractor shall inspect and promptly report to AT&T any defect that renders such other Work unsuitable for Contractor’s proper performance. Contractor’s silence shall constitute approval of such other Work as fit, proper and suitable for Contractor’s performance of its Services or provision of Material. Any use of, including any changes to the use of, a Subcontractor must be approved by AT&T in writing before commencement of the Work. Contractor shall provide to AT&T, upon request, information about the Subcontractor including the identity of, the location of, and a complete description of the activities to be performed by such Subcontractor. Where a portion of the Work is approved to be subcontracted, Contractor remains fully responsible for performance thereof and shall be responsible to AT&T for the acts and omissions of any Subcontractor.  Nothing in this Agreement shall create any contractual obligation or other liability of AT&T to any Subcontractor or its employees.  Contractor agrees to bind every Subcontractor to terms consistent with the terms of this Agreement.

4.0 Special Terms

4.1 Access

a.

When appropriate, Contractor shall have reasonable access to AT&T’s premises during normal business hours, and at such other times as may be agreed upon by the Parties, to enable Contractor to perform its obligations under this Agreement.  Contractor shall coordinate such access with AT&T’s designated representative prior to visiting such premises.  Contractor will ensure that only persons employed by Contractor or subcontracted by Contractor will be allowed to enter AT&T’s premises.  If AT&T requests

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

Contractor or its subcontractor to discontinue furnishing any person provided by Contractor or its subcontractor from performing Work on AT&T’s premises or job site, Contractor shall immediately comply with such request.  Such person shall leave AT&T’s premises or job site promptly, and Contractor shall not furnish such person again to perform Work on AT&T’s premises without AT&T’s written consent.  The Parties agree that, where required by governmental regulations, Contractor will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

b.

AT&T requires Contractor or its representatives, including employees and subcontractors, to exhibit identification credentials, which AT&T may issue, to gain access to AT&T’s premises for the performance of Services.  If for any reason, any Contractor representative is no longer performing such Services, Contractor shall immediately inform AT&T.

Notification shall be followed by the prompt delivery to AT&T of the identification credentials, if issued by AT&T, or a written statement of the reasons why the identification credentials cannot be returned.

c.

Contractor shall ensure that its representatives, including employees and subcontractors, while on or off AT&T's premises, will (i) perform Services which conforms to the Specifications, Requirements and General Notes, (ii) protect AT&T’s material, buildings, and structures, (iii) perform Work which do not interfere with AT&T’s business operations, and (iv) are performed with care and due regard for the safety, convenience, and protection of AT&T, its employees, and property.

d.	Contractor shall be responsible for ensuring that all persons furnished by Contractor work harmoniously with all others when on AT&T’s premises.

4.2 AT&T Contractor Information Security Requirements (CISR)

Contractor agrees to comply with the AT&T Contractor Information Security Requirements (CISR) set forth in Appendix M attached hereto and incorporated by reference herein. Contractor agrees to cooperate fully with AT&T, including completing checklists or similar documentation, to ensure that Software and/or computer systems Contractor develops, designs, supports and/or uses under this Agreement comply with the standards and requirements set forth in the CISR. Contractor agrees to indemnify, defend at its expense, and hold AT&T, its Affiliates and its and their agents, employees and customers harmless against any Loss arising from or in connection with, or resulting from, any breach of the terms set forth in the CISR, in accordance with the Section herein entitled “Indemnity.”

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

4.3 Background Checks

a.

Contractor, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any federal, state, or local laws, rules or regulations which may limit any Contractor action otherwise required by this section, shall:

make all reasonable and legally permitted efforts, including checking the background, verifying the personal information and conducting a Drug Screen to determine and verify all information necessary to represent and warrant to AT&T that no Contractor employee, contractor or subcontractor and no employee or agent of any Contractor or subcontractor (“Contractor Person”) who Contractor proposes to have perform any Service that permits physical, virtual or other access to AT&T 's or its customer's premises, systems, networks, or Information (“Access”) at any time during the term,

(a)	has presented a positive Drug Screen,
(b)

has been convicted of any felony, or has been convicted of any misdemeanor involving violence, sexual misconduct, theft or computer crimes, fraud or financial crimes, drug distribution, or crimes involving unlawful possession or use of a dangerous weapon (“Conviction”) or

(c)	is identified on any government registry as a sex offender (“Sex Offender Status”); and
(d)	not permit any such Contractor Person presenting a positive Drug Screen, to perform any Service that permits such Access during the term.

Contractor shall comply with the obligations of subsections (b) and (c) above through the use of a third party service which shall perform a review of applicable records for those counties, states, and federal court districts in which a proposed Contractor Person has identified as having resided, worked, or attended school in the previous ten (10) years, unless a shorter period is required by any federal, state, or local law.

b.

Contractor acknowledges and agrees that it is Contractor’s sole and exclusive responsibility to determine whether a Contractor Person with a Conviction or a Sex Offender Status has a reasonable relationship to the individual’s fitness or trustworthiness to perform the Service, subject to any federal, state, or local restrictions on the consideration of criminal convictions in making employment decisions and should be denied Access during the term under the terms of this Agreement and in compliance with all federal, state, and local laws, unless an exception is granted by AT&T under paragraph e. of this Section.

c.	Contractor represents and warrants to AT&T that, to the best of its knowledge, no Contractor Person has (i) falsified any of his or her Identification Credentials, or (ii) failed

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

to disclose any material information in the hiring process relevant to the performance of any Service. Contractor shall not permit any Contractor Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

d.	The following definitions apply:
i

“Identification Credentials” includes, with respect to each Contractor Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

ii

“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Contractor Person who (i) has unsupervised (or badged) physical Access to AT&T’s or its customer’s premises, or (ii) has regular or recurring supervised physical Access to AT&T’s or its customer’s premises for more than thirty (30) days in the aggregate annually.

e.

Contractor to comply with the requirements of this Section shall be considered a material breach of this Agreement.  Notwithstanding any of the foregoing, exceptions for individual Contractor Persons may be granted by AT&T on a case-by-case basis.

4.4 Clean Up

Contractor at all times, and at its expense, shall keep AT&T and its landlord’s premises safe and free from accumulation of waste materials or rubbish caused by Contractor's operations. Upon completion of the Work, Contractor shall, at its expense, remove promptly from the premise all of Contractor's implements, equipment, tools, machines, surplus and waste materials and debris. If Contractor fails to clean up as provided herein, AT&T may hire another contractor to do so and charge the cost thereof to Contractor or deduct same from AT&T’s payment to Contractor.

4.5 Contractor`s Audited Financial Statements

In the event that Contractor is not a publicly traded corporation, Contractor shall provide to AT&T (or its third party delegate), upon request and at no charge, its bona fide and unedited audited fiscal year financial statements and other financial documents as reasonably requested by AT&T to allow an assessment of Contractor’s financial condition.  If Contractor is a subsidiary of, is owned by, has a majority of its interest held by, or is controlled by an entity (e.g., a parent company) that is not a publicly traded corporation, then Contractor shall furnish such documents for both Contractor and its owning, controlling or parent company.  If Contractor is a subsidiary of, is owned by, has a majority of its interest held by, or is controlled by an entity (e.g., a parent company) that is a publicly traded corporation, then Contractor shall furnish such documents for

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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both Contractor and its owning, controlling or parent company to the extent that such documents are not publicly available.

4.6 Contractor’s Information

Intentionally omitted.

4.7 Contractor Personnel Information

In order to satisfy physical and network security requirements for AT&T, which may include both issuance of a building access badge and picture ID badge to Contractor personnel, Contractor and/or its personnel agree to provide any and all personal information required by the AT&T security department.  This information includes, but is not limited to, social security numbers. Contractor personnel will not be authorized to perform Work for AT&T if Contractor personnel refuse to provide any and all information necessary to complete the process of issuing a badge or acquiring network access. AT&T will not be required to pay Contractor for the time spent trying to acquire a badge or network access for Contractor personnel while on premises at AT&T.

Contractor is responsible for notifying the AT&T project manager of all Contractor information related to new hires, termination or changes in information.  This includes but is not limited to starting date, end date and location changes.

4.8 Contractor’s Use of Landlord or Customer Lines/Phone Service

Contractor shall ensure that its representatives will avoid the use of landlord or customer lines to place calls, to do testing or for any other purpose if at all possible.  If such use cannot be avoided, Contractor’s employees will use a calling card or other means, which prevent charges to landlord or customer accounts. Contractor will inform its representatives of this requirement and take steps to enforce compliance and, upon request, will provide documentation thereof to AT&T.

4.9 Damage to Property

Contractor assumes full responsibility for any damage or loss to AT&T's property that may be caused by or result from any tortious act or omission of Contractor or any person employed by or under contract with Contractor. In the event of such damage, AT&T may elect to have repairs made by Contractor, by AT&T personnel, or by other contractors. In the event AT&T shall elect to have Contractor repair the damage, Contractor shall promptly do so, at its own expense and to AT&T's satisfaction. In the event AT&T shall elect to have the damage repaired by its own personnel or other contractors, Contractor shall reimburse AT&T for the cost to it of such repairs.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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If Contractor causes damage to AT&T’s property, including damage to copper or fiber cable, Contractor shall reimburse AT&T for any damages or losses incurred in connection therewith, including damages for loss of use.

4.10 Electronic Data Interchange (EDI)

a.

The Parties may exchange orders, payments, acknowledgements, invoices, remittance notices, and other records (“Data”) electronically, in place of tangible documents, and agree to exchange such Data in accordance with the Telecommunications Industry Forum EDI Guidelines for use of American National Standards Institute (ANSI) Accredited Standards Committee X12 transaction sets, unless they mutually agree to a proprietary format or another standard such as Extensible Markup Language (XML).

b.	The following additional conditions apply to any such exchanges:
1.

Garbled Transmissions: If any Data is received in an unintelligible, electronically unreadable, or garbled form, the receiving Party shall promptly notify the originating Party (if identifiable from the received Data) in a reasonable manner.  In the absence of such notice, the originating Party's record of the contents of such Data shall control.

2.

Signatures: Each Party will incorporate into each EDI transmission an electronic identification consisting of symbol(s) or code(s) ("Signature").  Each Party agrees that any predetermined Signature of such Party included in or affixed to any EDI transmission shall be sufficient to verify such Party originated, “signed” and “executed” such transmission. No Party shall disclose to any unauthorized person the Signatures of the Parties hereto.

3.

Statute of Frauds: The Parties expressly agree that all Data transmitted pursuant to this clause shall be deemed to be a "writing" or "in writing" for purposes of the Uniform Commercial Code (UCC). Any such Data containing or having affixed to it a Signature shall be deemed for all purposes to: (i) to have been "signed" and "executed"; and (ii) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

4.

Method of Exchange: Exchange of Data will be made by direct electronic or computer systems communication between AT&T and Contractor or by indirect communications using a third party service provider (“Provider”) or Value Added Network ("VAN") to translate, forward and/or store such Data.  Each Party shall be responsible for the cost(s) and associated cost(s) of any Provider or VAN with which it contracts.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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5.	When the Parties are using EDI, the requirements of the EDI system will govern and will control if in conflict with any other provision of this Agreement.

4.11 Emergency Work

In an emergency, AT&T’s representative may orally request Contractor to perform Work. AT&T shall issue a confirming Order for all such oral requests.

4.12 Hazardous Material and Regulated Substances

a.	If Contractor or its subcontractors provide Material and/or Services in a state other than California, then Subparagraphs 1. through 5., of this Subsection a., shall apply.
1.

A “Regulated Substance” as referenced in this clause is a generic term used to describe all materials that are regulated by the federal or any state or local government during transportation, handling and/or disposal.  This includes, but is not limited to, materials that are regulated as (a)“hazardous materials” under the Hazardous Materials Transportation Act and the Control of Radioactive Contamination of the Environment Law, (b)“chemical hazards” under the Occupational Safety and Health Administration (OSHA) standards, (c)“chemical substances or mixtures” under the Toxic Substances Control Act, (d)“pesticides” under the Federal Insecticide, Fungicide and Rodenticide Act and (e)“hazardous wastes” as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

2.

Contractor shall comply with all applicable Laws, including any notice requirements, regarding any Material ordered hereunder which contains or consists of a Regulated Substance or any Service ordered hereunder which involves the handling, use, storage, recycling, disposal or transportation of Regulated Substances.  Contractor shall notify AT&T and provide AT&T with all necessary information (including but not limited OSHA Material Safety Data Sheets (MSDS) at least thirty (30) days before shipping Material containing or consisting of Regulated Substances to AT&T or commencing the performance of Services for AT&T involving the handling or use of Regulated Substances.  Each MSDS must include an attachment indicating the specific worker protection equipment requirement for use of the Regulated Substance covered thereby.

3.

Notwithstanding any other provisions of this Agreement, AT&T shall have the right, but not the duty, to terminate without liability any Order for Material containing or consisting of a Regulated Substance or for Services involving the handling or use of Regulated Substances within thirty (30) days after such notification from Contractor.  Otherwise, AT&T and Contractor shall cooperate concerning the acceptance of such

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

Material and Services.  Contractor shall mark all Material and/or materials which are required by all applicable Laws to be so marked, and shall provide assistance to AT&T of an advisory nature in the handling and use of Regulated Substances provided hereunder and the disposal of “hazardous waste”, as defined by applicable Laws (“Hazardous Wastes”), resulting therefrom.

4.

Contractor shall provide AT&T with the same information pertaining to Regulated Substances in the Material and Services and used in the Services it provides to AT&T or Hazardous Waste resulting therefrom as Contractor provides to Contractor’s employees or agents involved in the disposition or treatment of such Regulated Substances or Hazardous Waste.

5.

Contractor further agrees to defend, indemnify, and hold AT&T, its Affiliates, and their respective agents and employees, harmless from and against any Loss sustained because of Contractor’s non-compliance herewith, in accordance with the Section titled “Indemnity”.

b.	If Contractor or its subcontractors provide Material and/or Services in the state of California, then Subparagraphs 1. through 7., of this Subsection b., shall apply.
1.

A “Regulated Substance” as referred to in this clause is a generic term used to describe all materials that are regulated by federal or any state or local government during transportation, handling and/or disposal.  These include, but are not limited to, materials that are regulated as (a) “hazardous material” under the Hazardous Material Transportation Act and the Control of Radioactive Contamination of Environmental Law, Title 8 of the California Code of Regulation, Section 5194, and the Hazardous Substances Information and Training Act, (b) “chemical hazards” under the Occupational Safety and Health Administration (OSHA) standards, (c) “chemical substances and mixtures” under the Toxic Substances Control Act and “chemicals” on the Governor’s List known to the State of California to cause cancer, birth defects, and/or other reproductive harm, as that term is defined in the California Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65”), (d) “pesticides” under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) “hazardous waste” as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

2.

Contractor shall comply with all applicable Laws, including any notice requirements, regarding any Material ordered hereunder which contains or consists of a Regulated Substance or any Service ordered hereunder which involves the use, handling, storage, recycling, disposal or transportation of Regulated Substances.  Contractor shall notify

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

AT&T and provide AT&T with all necessary information (including but not limited OSHA Material Safety Data Sheets [MSDS]) at least thirty (30) days before shipping Material containing or consisting of Regulated Substances to AT&T or commencing the performance of Services for AT&T involving the handling or use of Regulated Substances.  Each MSDS must include an attachment indicating the specific worker protection equipment requirement for use with the Regulated Substance covered thereby. If the Regulated Substance is a chemical defined by Proposition 65, the MSDS for said chemical should indicate that the chemical is one which is known to the state of California to cause cancer, birth defects or other reproductive harm. Contractor shall maintain and distribute such information upon request to AT&T and/or any other Contractor at the same location.

3.

Notwithstanding any other provision of this Agreement, AT&T shall have the right, but not the duty, to terminate without liability any Order for Material consisting of or containing a Regulated Substance or Service involving the use and handling of Regulated Substances within thirty (30) days after such notification from AT&T.  Otherwise, AT&T and Contractor shall cooperate concerning the acceptance by AT&T of such Material and Services.  Contractor shall mark all Material and/or materials as Regulated Substances, which are required by all applicable Laws to be so marked, and shall provide assistance to AT&T of an advisory nature in the handling and use of Regulated Substances provided hereunder and the disposal of “hazardous waste”, as defined by applicable Laws (“Hazardous Wastes”), resulting therefrom.

4.

Contractor shall provide AT&T with the same information pertaining to Regulated Substances in or used in the Material and Services it provides to AT&T or Hazardous Waste as Contractor provides to Contractor’s employees or agents involved in the disposition or treatment of such Regulated Substances.

5.

AT&T’s California facilities, Contractor shall, and shall require its subcontractors, to issue warnings in accordance with Proposition 65 for exposure to chemicals covered by Proposition 65 introduced by Contractor or its subcontractor to personnel at AT&T’s California facilities, the public and AT&T from the time Contractor and/or its subcontractor enter AT&T’s California facilities and/or commences performing Services through the completion of such performance. Contractor shall, and shall require its subcontractors, to warn AT&T of any exposure to chemicals covered by Proposition 65, which may continue after Contractor or its subcontractors have completed the performance of Services.  Such warning may take the form of, but not be limited to, a MSDS for each such chemical.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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6.

CONTRACTOR IS HEREBY WARNED IN ACCORDANCE WITH PROPOSITION 65 THAT EXPOSURE TO CHEMICALS MAY OCCUR AT AT&T’S FACILITIES. CONTRACTOR IS ALSO HEREBY WARNED THAT AT&T POLES MAY CONTAIN CHEMICALS KNOWN TO THE STATE OF CALIFORNIA TO CAUSE CANCER IN CERTAIN SITUATIONS.  If requested, AT&T shall make available to Contractor, its subcontractors, and any of their employees, a MSDS for the chemicals covered by Proposition 65, if any, at AT&T’s facilities where Contractor is providing Services or in poles which will be handled by or sold to Contractor hereunder. Contractor shall issue appropriate warnings to inform and educate employees, agents, subcontractors, other invitees and employees of any of them, entering AT&T’s facilities or handling poles hereunder of the above information in accordance with applicable Laws.

7.

Contractor further agrees to defend, indemnify, and hold AT&T, its Affiliates, and their respective agents and employees, harmless from and against any Loss sustained because of Contractor’s non-compliance herewith, in accordance with the Section titled “Indemnity”.

4.13 Identification of Contractor`s Personnel and Equipment

a.

Contractor’s personnel, who may have contact with the public while performing Work for AT&T, shall carry and display upon request identification showing that they are the employees of Contractor.  Contractor’s personnel shall be responsible for securing permission to enter upon private property when entry is necessary to Contractor’s performance of the Service.

b.	All of Contractor’s owned, leased or rented vehicles shall be marked with Contractor’s identification, including Contractor’s company name and telephone number.

4.14 Independent Contractor

Contractor hereby represents and warrants to AT&T that:

a.	Contractor is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of AT&T;
b.	Contractor’s personnel performing Services shall be considered solely the employees or agents of Contractor and not employees or agents of AT&T;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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c.

Contractor has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation and discharge of all personnel performing the Services;

d.

Contractor is solely responsible for all matters relating to compensation and benefits for all of Contractor’s personnel who perform Services.  This responsibility includes, but is not limited to, (i) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (ii) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, social  security and Medicare tax laws, and all other payroll tax laws or similar laws with respect to all Contractor personnel providing Services. Contractor will indemnify, defend, and hold AT&T, its Affiliates, and their respective agents and employees, harmless from and against all Loss, arising out of or related to Contractor’s failure to comply with this subsection d, in accordance with the Section titled “Indemnity”; and

4.15 Inspection of Material

Contractor shall inspect all Material used in the performance of the Work, whether or not furnished by AT&T, for defects or hazardous conditions which could cause property damage, personal injury, or otherwise affect the quality of the Work.  Contractor shall report all defects or hazardous conditions to a AT&T representative as soon as the defect has been identified.

4.16 Inspection of Work

AT&T may have inspectors at the job site to inspect the performance and quality of the Work and to ensure Contractor's compliance with the plans and Specifications, Requirements and General Notes of the Order and with the terms and conditions of this Agreement and the applicable subordinate agreement.  Any AT&T inspectors, employees or agents, however, shall have no authority to direct or advise Contractor concerning the method or manner by which the Work is to be performed.  Contractor has sole authority, responsibility and control over the Work and shall exercise its full responsibilities as an independent contractor.

4.17 Notification of Injury or Damage

Contractor shall promptly notify AT&T of any injury, death, loss or damage to persons, animals, or property which is in any way related to the Work performed under this Agreement, even though such occurrence was not caused or contributed to by Contractor, its employees and agents.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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4.18 Previous Services for AT&T

Contractor will determine whether each individual who performs Services for AT&T has performed Work as an employee or temporary worker for AT&T, or any AT&T Affiliate, in the six (6) months preceding the individual’s proposed commencement of Work for AT&T.

Contractor will provide AT&T with written notice of any individuals who meet the foregoing criteria.  AT&T may require that Contractor provide another individual to perform the Work.

a.

Contractor will ensure that no individual providing Services in connection with an Order submitted by AT&T provides Services to AT&T for more than thirty-six (36) consecutive months, unless AT&T provides written authorization for the individual to perform Services for more than thirty-six (36) consecutive months.

4.19 Protection of Property

Contractor shall immediately report to AT&T’s representative any hazardous or unusual conditions or damage to any property caused or observed by Contractor or Contractor’s agents on or about the property where the Work is being performed. Contractor agrees to make reasonable efforts to watch for any type of unsatisfactory or unsafe plant condition in need of correction and report such to AT&T’s representative.

4.20 Releases Void

Neither Party shall require waivers or releases by any person or representative of the other Party for visits to its premises, and no such releases or waivers shall be pleaded by either Party in any action or proceeding.

4.21 Right to Complete Work

a.

AT&T reserves the right to take over the Work, including any Material, and complete the Work under this Agreement without prejudice to any other right or remedy it may have, upon forty-eight hours (48) written notice to the last known business address of the Contractor, if:

1.	Contractor fails to diligently perform the Work;
2.	A delay in the Work occurs by reason of strike, lockout or operation of any law, whether or not the Contractor is excused by reason for such delay;
3.	Contractor is brought into bankruptcy proceeding, whether voluntary or involuntary, or makes an assignment for the benefit of its creditors, or is no longer financially responsible; or

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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4.	Contractor breaches any of the terms of this Agreement.
b.

AT&T completes the Work, Contractor shall not be entitled to further payments under the Agreement, until the Work is completed and Accepted by AT&T.  AT&T will pay Contractor only for Work performed by Contractor. AT&T's payment to Contractor for Work started by Contractor, but not completed, will be negotiated by AT&T and Contractor. If AT&T's costs and expenses to complete the Work exceed the unpaid balance of the contract price, Contractor will pay the difference to AT&T.  The completion of the Work by AT&T shall not terminate any other obligation of the Parties under the Agreement.

4.22 Safety Management

Contractor is responsible for the safe performance of all Services done under each Order, and shall maintain a safety program appropriate to the Services being performed which complies with all laws and any requirements specified in the Order. AT&T does not undertake to provide

Contractor, its Subcontractors or their employees or representatives with a safe place to work, and Contractor is responsible for providing such a safe place to work. Contractor shall not be relieved of its duties with regard to the safe performance of the Services by reason of any conduct, acts or omissions of any inspector, employee or representative of AT&T or its landlord or customer. Contractor shall take all reasonable measures and precautions at all times to prevent any bodily injury (including death) of its personnel and any person who is on or near the premises where such Work is being performed. Contractor further agrees to perform all Work and furnish tools and equipment that comply with known safety regulations, practices, and precautions, including, but not limited to, regulations under the Occupational Safety and Health Act of 1970, as amended, or regulations of any Federal, State or local authorities. Contractor shall establish a safety organization to implement safety management roles and responsibilities, which include training content and description, communications, inspection and audit, standards and criteria, and frequency and timing of aforementioned aspects of the safety program. Contractor shall develop a system to record and report OSHA, EPA and other federal, state and local required information for environmental and public health and safety. Contractor shall maintain staff necessary to provide functional oversight and perform audits to ensure compliance at the national, regional, and market level.

4.23 Subcontractors

Where a portion of the Work is subcontracted, Contractor remains fully responsible for performance thereof and shall be responsible to AT&T for the acts and omissions of any subcontractor.  Any use of a subcontractor must be approved by AT&T before commencement of the Work.  Contractor shall require all subcontractors performing Work on the project or who may

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

enter upon the Work site to maintain the same insurance requirements as those set forth in the Insurance Section of this Agreement. Nothing in this Agreement shall create any contractual obligation or other liability of AT&T to any subcontractor or its employees. The Contractor agrees to bind every subcontractor to the terms of this Agreement and, specifically, to compliance with the Insurance Section of this Agreement.

4.24 Technical Support

Contractor will provide, at no additional cost to AT&T, full and complete technical assistance to AT&T for the Material and Services provisioned under this Agreement, including ongoing technical support and field service and assistance, provision of technical bulletins and updated user manuals, and telephone assistance to assist with installation, operation, maintenance and problem resolution.  The availability or performance of this technical support will not be construed as altering or affecting Contractor’s obligations as set forth in the Warranty Section or as provided elsewhere in this Agreement.  Field Service and technical support, including emergency support (service affecting), will be provided on site twenty-four (24) hours a day. Contractor will provide to AT&T, and keep current, an escalation document that includes names, titles and telephone numbers, including after-hours telephone numbers, of Contractor personnel responsible for providing technical support to AT&T.  Contractor will maintain a streamlined escalation process to speed resolution of reported problems.

4.25 Testimony

Matters relating to Work under this Agreement may be at issue before various governmental bodies.  Contractor agrees to have appropriate members of its company willing to testify at appropriate times at no additional cost, regarding any aspect of the Work, unless otherwise mutually agreed upon by the Parties.

5.0 Execution of Agreement

5.1 Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of original signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date the last Party signs.
Goodman Networks, Inc.	AT&T Mobility LLC By AT&T Services, Inc., its authorized representative
By: /s/ Carol Murdock	By: /s/ Rickee Rudowitz
Printed Name: Carol Murdock	Printed Name: Rickee Rudowitz, on behalf of Sanjay Kumar
Title: VP of Contracts	Title: Senior Contract Manager
Date: January 14, 2014	Date: January 14, 2014

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

Appendices

Appendix G - Prime Contractor MBE/WBE/DVBE Participation Plan

Prime Contractor MBE/WBE/DVBE Participation Plan PRIME CONTRACTOR MBE/WBE/DVBE PARTICIPATION PLAN YEAR REPORTING: 2014

PRIME CONTRACTOR NAME: ADDRESS:

COMPANY E-MAIL: TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

DESCRIBE YOUR M/WBE-DVBE OR CONTRACTOR DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1. GOALS

A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

MINORITY BUSINESS ENTERPRISES (MBEs) WOMAN BUSINESS ENTERPRISES (WBEs) DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	15% 5% 1.5%

B.WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT:

C.WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

MINORITY BUSINESS ENTERPRISES (MBEs) WOMAN BUSINESS ENTERPRISES (WBEs) DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	$ 0 $ 0 $ 0

2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Company Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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3.

SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN, SUBMIT SUMMARY REPORTS, AND COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

DATE:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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AT&T Recognized Certification Agencies

January 4, 2006

In order to standardize requirements and insure a uniform quality for certification as a minority, woman or disabled veteran owned business and to create greater efficiency in the verification and access to certifications, AT&T shall accept certifications from the certification agencies specified below:

*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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Appendix H - MBE/WBE/DVBE Results Report

*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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Appendix M – AT&T Contractor Information Security Requirements (CISR)

– v5.1, Sept. 2012)

The following AT&T Contractor Information Security Requirements (“Security Requirements”) apply to Contractor, its affiliates, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform any Services for, on behalf of, and/or through AT&T and/or other obligations (for the purpose of this Appendix, each or all “Supplier”) that include any of the following:

1.	The collection, storage, handling, or disposal of AT&T’s Information;
2.	Providing or supporting AT&T branded services using non-AT&T Information Resources (as defined below);
3.	Connectivity to AT&T’s Nonpublic Information Resources (as defined below);
4.

Incidental and/or AT&T-paid-for development of any software to the extent produced or developed by or on behalf of Contractor, or forming part of any software, pursuant to the Agreement to which these Security Requirements are attached (including under any statement of work, exhibit, order or other document under, subordinate to, or referencing this Agreement) for the development of which AT&T has been charged monies; or

5.	Website hosting and development for AT&T and/or AT&T’s customers.

Supplier Contractor represents and warrants that during the term of the Agreement and thereafter (as applicable with respect to Contractor’s obligations under the Survival of Obligations clause) Contractor is, and shall continue to be, in compliance with its obligations as set forth herein. In addition to all other remedies specified in the Agreement, Contractor agrees that AT&T shall be entitled to seek an injunction, specific performance or other equitable relief and be reimbursed the costs (including reasonable attorney’s fees) by Contractor to enforce the obligations in these Security Requirements, including those that survive termination or expiration of the Agreement. The provisions of this Appendix shall not be deemed to, and shall not, limit any more stringent security or other obligations of the Agreement. For the avoidance of doubt, these requirements apply to Contractor’s performance of Services from all locations, including primary, non- primary, remote, virtual, and/or telecommuting or telework locations, if any, used in connection with the Agreement. Section and paragraph headings contained in parentheses that follow the requirements below are for reference purposes only and are not to affect the meaning or interpretation of these Security Requirements.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

AT&T reserves the right to update or modify its Security Requirements from time to time. Upon notification by AT&T of its need to modify the Security Requirements, Contractor agrees to promptly negotiate in good faith and expedite execution of an amendment to the Agreement to incorporate any such modification. Contractor acknowledges that AT&T may require modifications to Security Requirements:

1.	Upon extension or renewal of the Agreement;
2.	Upon any change in work scope or other substantive modification of the Agreement; or
3.	At such time that AT&T deems necessary.

Definitions:

Unless otherwise set forth or expanded herein, defined terms shall have the same meaning as set forth in the main body of the Agreement.

“Customer Facing System(s)” means an Information Resource(s) accessible from public networks, intended for use by AT&T and/or its customers, which resides in a Demilitarized Zone (DMZ), as defined below, and where that DMZ:

a.	Is protected by firewalls located between the Internet and the DMZ, between that DMZ and all other DMZs, and between the DMZ and the AT&T intranet,
b.	Prohibits incoming TELNET connections from public networks, and
c.	Prohibits incoming File Transfer Protocol (FTP) connections from public networks except to specific systems known as “FTP drop boxes”.

Note: A Customer Facing System which also is used by AT&T employees, contractors, vendors or suppliers to perform work on behalf of AT&T is not considered a Customer Facing System when performing such work.

“Demilitarized Zone” or “DMZ” is a network or sub-network that sits between a trusted internal network, such as a corporate private Local Area Network (LAN), and an untrusted external network, such as the public Internet. A DMZ helps prevent outside users from gaining direct access to internal Information Resources. Inbound packets from the untrusted external network must terminate within the DMZ and must not be allowed to flow directly through to the trusted internal network. All inbound packets which flow to the trusted internal network must only originate within the DMZ.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

The DMZ must be separated from the untrusted external network by use of a Security Gateway and must be separated from the trusted internal network by use of either:

a.	another Security Gateway, or
b.

the same Security Gateway used to separate the DMZ from the untrusted external network, in which case the Security Gateway must ensure that packets received from the untrusted external network are either immediately deleted or if not deleted are routed only to the DMZ with no other processing of such inbound packets performed other than possibly writing the packets to a log.

The following must only be located within the trusted internal network:

a.	Any of AT&T’s Sensitive Personal Information (SPI) stored without the use of Strong Encryption,
b.	The official record copy of information to be accessed from requests originating from the untrusted external network,
c.	The official record copy of information to be modified as the result of requests originating from the untrusted external network,
d.	Database servers,
e.	All exported logs, and
f.	Development environments and source code. The following must not be located within the DMZ:
a.	Authentication credentials not protected by the use of Strong Encryption.

“Incident Management Process” is a Contractor-developed documented procedure to be followed in the event of an actual or suspected attack upon, intrusion upon, unauthorized access to, loss of, or other breach involving AT&T’s Information Resources.

“Information Resource(s)” means systems, applications, networks, network elements, and other computing and information storage devices, including smart phones, tablets, and USB memory sticks, and AT&T’s Information stored, transmitted, or processed with these resources in conjunction with supporting AT&T and/or used by Contractor in fulfillment of its obligations under the Agreement.

“Mobile and Portable Devices” means mobile and/or portable computers, devices, media and systems capable of being easily carried, moved, transported or conveyed that are used in connection with the Agreement. Examples of such devices include laptop computers, tablets,

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

USB hard drives, USB memory sticks, Personal Digital Assistants (PDAs), and wireless phones, such as smartphones.

“Nonpublic Information Resources” means those Information Resources used under the Agreement to which access is restricted and cannot be gained without proper authorization and identification.

“Sensitive Personal Information” or “SPI” means any information that: (a) requires a high degree of protection by law and where loss or unauthorized disclosure would require notification by AT&T to government agencies, individuals or law enforcement, and (b) any information that, if made public, could expose individuals to a risk of physical harm, fraud, or identity theft.

Examples of SPI include, but are not limited to, social security numbers, national government issued identification numbers, such as passport and visa numbers, state- or province-issued identification numbers, drivers license numbers, dates of birth, bank account numbers, credit card numbers, customer authentication credentials, and Protected Health Information (PHI) as defined by the Health Insurance Portability and Accountability Act (HIPAA). Note: Authentication credentials, encryption keys, and encryption passwords used to protect Sensitive Personal Information are themselves classified as Sensitive Personal Information.

“Security Gateway” means a set of control mechanisms between two or more networks having different trust levels which filter and log traffic passing, or attempting to pass, between networks, and the associated administrative and management servers. Examples of Security Gateways include firewalls, firewall management servers, hop boxes, session border controllers, proxy servers, and intrusion prevention devices.

“Strong Authentication” means the use of authentication mechanisms and authentication methodologies stronger than the passwords required by Security Requirement 34 herein. Examples of Strong Authentication mechanisms and methodologies include digital certificates, two-factor authentication, and one-time passwords.

“Strong Encryption” means the use of encryption technologies with minimum key lengths of 128-bits for symmetric encryption and 1024-bits for asymmetric encryption whose strength provides reasonable assurance that it will protect the encrypted information from unauthorized access and is adequate to protect the confidentiality and privacy of the encrypted information, and which incorporates a documented policy for the management of the encryption keys and associated processes adequate to protect the confidentiality and privacy of the keys and passwords used as inputs to the encryption algorithm.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.C

In accordance with the foregoing, Contractor shall:

*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.